Securities Act File No. 33-41078
                                     Investment Company Act File No. 811-6325
=============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/


                    Pre-Effective Amendment No. __                    / /

                    Post-Effective Amendment No. 8                    /x/

                                     and

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /x/

                    Amendment No. 8                                   /x/

                       (Check appropriate box or boxes)

      PEOPLES S&P MIDCAP INDEX FUND, INC. (d/b/a Dreyfus MidCap Index Fund)
               (Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York                               10166
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

                                    copy to:

                               Lewis G. Cole, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

     It is proposed that this filing will become effective (check appropriate box)

                    ____ immediately upon filing pursuant to paragraph (b)

                    ____ on (date) pursuant to paragraph (b)

                    ____ 60 days after filing pursuant to paragraph (a)(i)

                      X  on June 30, 1997 pursuant to paragraph (a)(i)

                    ____ 75 days after filing pursuant to paragraph (a)(ii)

                    ____ on (date) pursuant to paragraph (a)(ii) of Rule 485.

                    If appropriate, check the following box:

                    ____ this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of Common Stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended October 31, 1996 was filed on December 30, 1996.

                       PEOPLES S&P MIDCAP INDEX FUND, INC.
                  Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A                                   Caption                   Page

  1       Cover                                                     Cover Page
  2       Synopsis                                                      2
  3       Condensed Financial Information                               3
  4       General Description of Registrant                          4,14
  5       Management of the Fund                                        7
 5(a)     Management's Discussion of Fund's Performance                 *
  6       Capital Stock and Other Securities                           14
  7       Purchase of Securities Being Offered                          8
  8       Redemption or Repurchase                                     10
  9       Pending Legal Proceedings                                     *

Items in
Part B of
Form N-1A


  10      Cover Page                                                  B-1
  11      Table of Contents                                           B-1
  12      General Information and History                             B-24
  13      Investment Objectives and Policies                          B-2
  14      Management of the Fund                                      B-9
  15      Control Persons and Principal Holders
          of Securities                                               B-14
  16      Investment Advisory and Other Services                      B-14
  17      Brokerage Allocation                                        B-23
  18      Capital Stock and Other Securities                          B-24

                       PEOPLES S&P MIDCAP INDEX FUND, INC.
                  Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part B of
Form N-1A               Caption                                         Page


  19       Purchase, Redemption and Pricing of
           Securities Being Offered                                   B-18
  20       Tax Status                                                 B-21
  21       Underwriters                                               B-18
  22       Calculations of Performance Data                           B-23
  23       Financial Statements                                       B-27

Items in
Part C of
Form N-1A


  24      Financial Statements and Exhibits                               C-1
  25      Persons Controlled by or Under Common
          Control with Registrant                                         C-4
  26      Number of Holders of Securities                                 C-4
  27      Indemnification                                                 C-5
  28      Business and Other Connections of
          Investment Adviser                                              C-6
  29      Principal Underwriters                                          C-12
  30      Location of Accounts and Records                                C-15
  31      Management Services                                             C-15
  32      Undertakings                                                    C-15
---------
*Omitted since answer is negative or inapplicable.

COMBINED PROSPECTUS                                              JUNE 30, 1997
                              DREYFUS INDEX FUNDS
                           DREYFUS S&P 500 INDEX FUND
                            DREYFUS MIDCAP INDEX FUND
                          DREYFUS SMALL CAP STOCK FUND
                        DREYFUS INTERNATIONAL STOCK FUND

   Dreyfus Index Funds are open-end, management investment companies, known as mutual funds. Through this Prospectus, you may invest in any of four separate non-diversified funds (each, a "Fund" and, collectively, the "Funds"). Each Fund seeks to match, as closely as possible, the performance of a different stock market benchmark or index:

     DREYFUS S&P 500 INDEX FUND seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

     DREYFUS MIDCAP INDEX FUND seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index.

     DREYFUS SMALL CAP STOCK FUND seeks to provide investment results that correspond to the total return performance of predominantly small capitalization common stocks in the aggregate, as represented by the Russell 2000Registration Mark Index.

     DREYFUS INTERNATIONAL STOCK FUND seeks to provide investment results that correspond to the net dividend, total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (Free) Registration Mark Index.

     The Dreyfus Corporation professionally manages each Fund's portfolio.


     In some cases, shareholders who redeem shares within six months of the opening of their account will be charged a 1% redemption fee which will be deducted from redemption proceeds.
                       ----------------------------------


     This Prospectus sets forth concisely information about the Funds that you should know before investing. It should be read and retained for future reference.

     The Statement of Additional Information, dated June 30, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds. For a free copy of the Statement of Additional Information, write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale,
New York 11556-0144, or call 1-800-645-6561. When telephoning ask for Operator 144.
                       ----------------------------------


   Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The net asset value of funds of this type will fluctuate from time to time.



TABLE OF CONTENTS
                                                                     PAGE
Fee Table..............................................................
Condensed Financial Information........................................
Description of the Funds...............................................
Management of the Funds................................................
How to Buy Shares......................................................
How to Redeem Shares...................................................
Shareholder Services...................................................
Shareholder Services Plan..............................................
Dividends, Distributions and Taxes.....................................
Performance Information................................................
General Information....................................................
Appendix...............................................................


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
   THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   FEE TABLE


                                                             Dreyfus           Dreyfus          Dreyfus              Dreyfus
                                                             S&P 500           MidCap          Small Cap           International


                                                           Index Fund         Index Fund       Stock Fund            Stock Fund



  SHAREHOLDER TRANSACTION EXPENSES
     Redemption Fees (as percentage of amount redeemed)      1.00%               1.00%            1.00%               1.00%
  ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net assets)
     Management Fees...................................       .25%                .25%             .25%                .35%
     Other Expenses....................................       .25%                .25%             .25%                .25%
     Total Fund Operating Expenses                            .50%                .50%             .50%                .60%
  EXAMPLE
     You would pay the following expenses on a $1,000 investment, assuming (1)
     5% annual return and (2) redemption at the end of each time period:
                                                              DREYFUS          DREYFUS          DREYFUS               DREYFUS
                                                              S&P 500          MIDCAP          SMALL CAP            INTERNATIONAL
                                                            INDEX FUND       INDEX FUND        Stock Fund            Stock Fund

                                            1 YEAR.....        $ 5             $ 5                $ 5                    $6
                                            3 YEARS....        $16             $16                $16                    $
                                            5 YEARS....        $28             $28                $28                    $
                                           10 YEARS....        $63             $63                $63                    $

   THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE
OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE
INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'
ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS
THAN 5%.

     The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each Fund and investors, the payment of which will reduce investors' annual return. The redemption fee is charged upon certain redemptions of Fund shares occurring within six months of the opening of an account and is retained by the Fund. Effective as of _______________, 1997.The Dreyfus Corporation has agreed to pay all of the Funds' expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non-interested Board members, Shareholder Services Plan fees, and extraordinary expenses. The Dreyfus Corporation also has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members. Annual Fund Operating Expenses noted above for Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund have been restated to reflect The Dreyfus Corporation's agreement to pay such Fund expenses. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares, "How to Redeem Shares" and "Shareholder Services Plan."


                       CONDENSED FINANCIAL INFORMATION

     The information in the following tables has been audited by the indicated Fund's independent auditors, whose reports thereon appear in the Statement of Additional Information. Further financial data and related notes for Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund are included in the Statement of Additional Information, available upon request. No financial information is provided for Dreyfus Small Cap Stock Fund or Dreyfus International Stock Fund which had not commenced operations as of the date of the financial statements.


                              FINANCIAL HIGHLIGHTS


     Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for Dreyfus S&P 500 Index Fund for each year indicated. This information has been derived from Dreyfus S&P 500 Index Fund's financial statements prepared by ________________________, the Fund's independent accountants.



                                                               Year Ended October 31,

PER SHARE DATA:                                     1990(1)        1991        1992        1993         1994        1995       1996
  Net asset value, beginning of year............   $12.50         $10.86      $14.16      $15.16       $16.88      $16.41    $18.38
                                                    -----          -----       -----       -----        -----       -----     -----
INVESTMENT OPERATIONS:
 Investment income-net.........................      .17            .34         .41         .30          .39         .36       .33
 Net realized and unrealized gain (loss) on
  investments...................................   (1.81)          3.18         .97        1.86          .11        3.36      3.89
TOTAL FROM INVESTMENT OPERATIONS................   (1.64)          3.52        1.38        2.16          .50        3.72     (4.22)
DISTRIBUTIONS:
  Dividends from investment income-net..........     -             (.22)       (.38)       (.40)        (.31)       (.42)     (.32)
  Dividends fron net realized gain on
    investments.................................     -               -           -         (.04)        (.66)      (1.33)     (.22)
TOTAL DISTRIBUTIONS.............................    ____           (.22)       (.38)       (.44)        (.97)      (1.75)     (.54)
  Net asset value, end of year..................   $10.86        $14.16       $15.16       $16.88       $16.41     $18.38    $22.06
TOTAL INVESTMENT RETURN.........................   (13.12%)(2)    32.85%        9.90%       14.49%        3.14%     25.68%   23.41%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.......      -              -           -            .39%         .61%       .55%     .57%
  Ratio of net investment income to average
    net assets..................................    3.46%(2)       3.45%        3.04%        2.36%        2.26%      2.75%    1.90%
  Decrease reflected in above expense ratios
    due to undertakings.........................    1.42%(2)        .78%         .65%         .14%         .03%       --        --
  Decrease reflected in above expense ratios
    due to redemption fee.......................     .08%(2)        .10%          -            -            -          -        --
  Portfolio Turnover Rate.......................    1.21%(2)        .69%        3.10%        3.77%       18.81%      3.66%    5.22%
  Average Commission Rate Paid (3)..............       -             -             -            -           -          -      $.0297
  Net Assets, end of year (000's omitted).......   $29,266      $69,211       $92,598     $281,403     $245,202   $336,147  $591,631


-----------------------
(1)  From January 2, 1990 (commencement of operations) to October 31, 1990.
(2)  Not annualized.
(3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate to be paid per share for purchases and sales of investment securities.




                              FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for Dreyfus MidCap Index Fund for each year indicated. This information has been derived from Dreyfus MidCap Index Fund's financial statements prepared by _________________, the Fund's independent auditors.




                                                               Year Ended October 31,

PER SHARE DATA:                                         1991(1)        1992        1993         1994        1995         1996
Net asset value, beginning of year                     $12.50         $13.69      $15.02      $17.63      $17.14       $19.40

INVESTMENT OPERATIONS:
Investment income-net.................................    .11            .17         .30         .26         .29          .28
Net realized and unrealized                              1.08           1.29        2.83         .08        3.00         2.81
gain on investments...................................
TOTAL FROM INVESTMENT                                    1.19           1.46        3.13         .34        3.29         3.09
OPERATIONS............................................
DISTRIBUTIONS:
Dividends from investment                                  -            (.08)       (.27)       (.27)       (.28)        (.30)
income-net............................................
Dividends fron net realized                                                                     (.56)       (.75)        (.87)
gain on investments...................................     -            (.05)       (.25)
TOTAL DISTRIBUTIONS...................................                                          (.83)       (1.03)       (1.17)
                                                         ---
                                                           -            (.13)       (.52)
                                                         ---
Net asset value, end of year..........................   $13.69         $15.02      $17.63      $17.14      $19.40       $21.32
                                                         ======
TOTAL INVESTMENT RETURN...............................   9.52%(2)       10.69%      21.22%      1.89%       20.78%       16.65%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average                             -              -             .09%        .40%        .50%         .50%
net assets............................................
Ratio of net investment                                   .87%(2)        2.22%       1.97%       1.68%       1.80%        1.49%
income to average net assets..........................
Decrease reflected in above                              1.19%(2)        1.17%        .77%        .43%        .35%         .17%
expense ratios due to
undertakings..........................................
Portfolio Turnover Rate...............................   2.18%(2)       16.31%      16.80%      19.81%      20.46%       14.66%
Average Commission Rate Paid                             -              -           -           -           -            $.0338
(3)...................................................
Net Assets, end of year                                  $5,436         $45,989     $65,690     $75,404     $122,982     $170,987
(000=s omitted).......................................

-----------------------
(1)  From June 19, 1991 (commencement of operations) to October 31, 1991.
(2)  Not annualized.
(3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate to be paid per share for purchases and sales of investment securities.

   Further information about the performance of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund is contained in the relevant Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                     DESCRIPTION OF THE FUNDS


INVESTMENT OBJECTIVE


   Each Fund's investment objective is to match, as closely as possible, the performance of a specific stock market index, as set forth on the cover page of this Prospectus. The differences in the respective stock market indexes and management policies of the Funds determine the types of portfolio securities in which each Fund invests and can be expected to affect the degree of risk to which each Fund is subject and each Fund's return. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that each Fund's investment objective will be achieved.


MANAGEMENT POLICIES


   Each Fund seeks to match the investment results of its respective Index, as set forth below:

         DREYFUS S&P 500 INDEX FUND seeks to match the investment results of the Standard & Poor's 500 Composite Stock Price Index* (the "S&P 500 Index"), which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of [November 29, 1996, 46.3%] of the S&P 500 Index was composed of the 50 largest companies. The Dreyfus Corporation will select stocks for the Fund's portfolio in order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The Fund attempts to be fully invested at all times in the stocks that comprise the S&P 500 Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. With respect to the Fund's assets invested in the stocks in the S&P 500 Index, the percentage of such assets invested in each stock is expected to be approximately the same as the percentage it represents in the S&P 500 Index.

          DREYFUS MIDCAP INDEX FUND seeks to match the investment results of the Standard & Poor's MidCap 400 Index**(the "S&P 400 Index"), which is composed of 400 selected common stocks of medium-size domestic companies, which may include some Canadian issuers, with market capitalizations ranging generally between $56 million and $9.6 billion. The median market capitalization of the stocks in the S&P 400 Index is approximately $1.1 billion. Standard & Poor's chooses the stocks to be included in the S&P 400 Index on the basis of market size, liquidity and industry group representation. The weightings of stocks in the S&P 400 Index are based on each stock's relative total market capitalization. Because of this weighting, as of [November 29, 1996, 31%] of the S&P 400 Index was composed of the 50 largest companies. Of the companies, approximately 73% are listed on the New York Stock Exchange, 25% are quoted on the National Association of Securities Dealers Automated Quotation System and 2% are listed on the American Stock Exchange. The Dreyfus Corporation will select stocks for the Fund's portfolio in order of their weightings in the S&P 400 Index beginning with the heaviest weighted stocks. The Fund attempts to be fully invested at all times in the stocks that comprise the S&P 400 Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. With respect to the Fund's assets invested in the stocks in the S&P 400 Index, the percentage of such assets invested in each stock is expected to be approximately the same as the percentage it represents in the S&P 400 Index. Since some of the stocks that comprise the S&P 400 Index may be thinly traded, comparatively small investments could cause relatively volatile price fluctuations.

          DREYFUS SMALL CAP STOCK FUND seeks to match the investment results of the Russell 2000Registration Mark Index,*** which is composed of 2,000 common stocks of U.S. companies with market capitalizations ranging between [$23 million and $2.23 billion as of September 30, 1996]. The Fund will invest in a sample of the stocks in the Russell 2000Registration Mark Index, rather than attempt to replicate the Index, and expects, ordinarily, to invest in appoximately 800 to 1,200 of these stocks. The Dreyfus Corporation will select stocks for the Fund's portfolio based primarily on market capitalization, industry weightings and other benchmark characteristics.

         DREYFUS INTERNATIONAL STOCK FUND seeks to match the investment results of the Morgan Stanley Capital International Europe, Australia, Far East
         (Free)Registration Mark Index ("EAFE Index"), a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's relative total market capitalization. Because of this weighting, as of [December 31, 1996, approximately 32%] of the EAFE Index was composed of equity securities of Japanese issuers. The Fund will invest in a sample of the stocks in the EAFE Index, rather than attempt to replicate the Index, and expects, ordinarily, to invest in approximately 550 or more of these stocks. The Dreyfus Corporation will select stocks for the Fund's portfolio based primarily on country, market capitalization, industry weightings and other benchmark characteristics. The Fund may enter into foreign currency forward and foreign currency futures contracts to maintain the approximate currency exposure of the EAFE Index. See "Appendix -- Investment Techniques."

   Each Fund is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of its respective benchmark Index. Under normal market conditions, at least 80% of the value of a Fund's total assets will be invested in the stocks that comprise such Fund's Index. Each Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Fund's Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in its Index. Each Fund's ability to correlate its performance with that of its Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the Fund's benchmark Index is calculated, the size of the Fund's portfolio, the amount of cash or cash equivalents held in the Fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. Each Fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the Fund's benchmark Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the relevant Fund's shareholders, a Fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities such Fund seeks to match. None of the Funds is sponsored, endorsed, sold or promoted by the sponsor of its respective Index.

   Dreyfus Small Cap Stock Fund and Dreyfus International Stock Fund will not hold all of the issues that comprise their respective Index because of the costs involved and the illiquidity of certain of the securities which comprise such Index. Instead, each of these Funds will attempt to hold a representative sample of the securities in its respective Index so that, in the aggregate, the investment characteristics of the Fund's portfolio resemble those of its Index. The sample of stocks to be included in each of these Funds' portfolio will be selected using a statistical process known as "sampling." This process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, beta and, with respect to Dreyfus International Stock Fund only, country weightings closely approximate those of the relevant Index. The sampling techniques utilized by Dreyfus Small Cap Stock Fund and Dreyfus International Stock Fund are expected to be an effective means of substantially duplicating the investment performance of the respective Index; however, neither of these Funds is expected to track its benchmark Index with the same degree of accuracy that complete replication of such Index would have provided. Over time, the portfolio composition of these Funds will be altered (or "rebalanced") to reflect changes in the characteristics of the respective Index.

   From time to time to increase its income, each Fund may lend securities from its portfolio. See "Appendix -- Investment Techniques." When a Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. Each Fund also may purchase stock index futures in anticipation of taking a market position when available cash balances do not permit an economically efficient trade in the cash market. Each Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS AND RISKS


GENERAL -- Since each Fund will pursue different types of investments, the risks of investing will vary depending on the Fund selected for investment. Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Each Fund's net asset value per share should be expected to fluctuate. Investors should consider each Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.


EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.


SMALLER COMPANY SECURITIES -- (Dreyfus MidCap Index Fund and Dreyfus Small
Cap Stock Fund only) The securities of the smaller companies in which each of these Funds will invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

FOREIGN SECURITIES -- (Dreyfus International Stock Fund and, to a limited extent, Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund only) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

   Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

   Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

   Investors should realize that Japanese securities comprise a large percentage of the EAFE Index. Therefore stocks of Japanese companies will represent a correspondingly large component of Dreyfus International Stock Fund's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.

   Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS -- (Dreyfus International Stock Fund only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix--Investment Techniques--Foreign Currency Transactions."

USE OF DERIVATIVES -- Each Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Funds may use include stock index futures and, with respect to Dreyfus International Stock Fund, foreign currency futures contracts. While Derivatives can be used effectively in furtherance of a Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix -- Investment Techniques -- Use of Derivatives" below and "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.

NON-DIVERSIFIED STATUS -- The classification of each Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

                          MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of _______, 1997, The Dreyfus Corporation managed or administered approximately $__ billion in assets for approximately __ million investor accounts nationwide.

     The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a Management Agreement, subject to the authority of the Board in accordance with applicable state law. The primary portfolio manager for Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund and Dreyfus Small Cap Stock Fund is Steven A. Falci. He has held that position since _____ 199_ with respect to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund, and since the inception of Dreyfus SmallCap Stock Fund and has been employed by The Dreyfus Corporation since ______________ 1997 and by Mellon Equity Associates, an affiliate of The Dreyfus Corporation, since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX Corporation. The primary portfolio manager for Dreyfus International Stock Fund is Susan Ellison. She has held that position since the inception of the Fund and has been employed by The Dreyfus Corporation since August 1996 and by Mellon Capital Management Corporation, an affiliate of The Dreyfus Corporation, since June 1988. The Dreyfus Corporation also provides research services for each Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.

     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.

     Under the terms of the relevant Management Agreement, The Dreyfus Corporation receives a monthly fee at the annual rate of .25 of 1% of the value of each of Dreyfus S&P 500 Index Fund's, Dreyfus MidCap Index Fund's and Dreyfus Small Cap Stock Fund's average daily net assets, and .35 of 1% of the value of Dreyfus International Stock Fund's average daily net assets. With respect to each Fund, The Dreyfus Corporation has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members. For the period prior to January 1, 1997, including for the fiscal year ended October 31, 1996, The Dreyfus Corporation received a monthly management fee at the annual rate of .295 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets, and The Dreyfus Corporation paid Mellon Equity Associates, pursuant to an index management agreement terminated as of ______________, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets. For the period prior to ________________, 1997, including the fiscal year ended October 31, 1996, Dreyfus MidCap Index Fund agreed to pay The Dreyfus Corporation a monthly management fee at the annual rate of .395 of 1% of the value of the Fund's average daily net assets, and The Dreyfus Corporation agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of ________________, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus MidCap Index Fund's average daily net assets. For the fiscal year ended October 31, 1996, Dreyfus MidCap Index Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .23 of 1% of the value of the Fund's average daily net assets, and The Dreyfus Corporation paid Mellon Equity Associates a monthly index management fee at the effective annual rate of .05 of 1% of the value of Dreyfus MidCap Index Fund's average daily net assets pursuant to undertakings in effect.

     In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for a Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Board. See APortfolio Transactions@ in the Statement of Additional Information.

   The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Funds. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.

   The Dreyfus Corporation pays all of each Fund's expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non- interested Board members, Shareholder Services Plan fees and extraordinary expenses. The imposition of the management fee, as well as other operating expenses not borne by The Dreyfus Corporation, will have the effect of reducing investors' return and will affect each Fund's ability to track its benchmark Index exactly. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain additional expenses of a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Funds will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Funds reimburse The Dreyfus Corporation for any amounts it may assume.

DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus
Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Funds' Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02109, is the custodian of the Funds' investments.

                               HOW TO BUY SHARES

     Shares of each Fund are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

     The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in a Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, members of a Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Each Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. Each Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     You may purchase Fund shares by check or wire. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify the Fund in which you are investing. Payments which are mailed should be sent to Dreyfus Index Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647. If you are opening a new account, please enclose your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

     Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Fund's DDA # as shown below, for purchase of Fund shares in your name: DDA #8900119527/Dreyfus S&P 500 Index Fund; DDA #8900052732/Dreyfus MidCap Index Fund; DDA #__________/Dreyfus Small Cap Stock Fund; or DDA #_________/Dreyfus International Stock Fund. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645- 6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number preceded by the digits "1111."

     Fund shares are sold on a continuous basis at the net asset value per share next determined after your order is received by the Transfer Agent or other agent. If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a given day, Fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day. To permit each Fund to invest your money as promptly as possible after receipt, thereby maximizing the Fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your purchase order to be effective. Upon request, proceeds from the redemption of shares of other funds in the Dreyfus Family of Funds by an employee benefit plan will be applied to purchase Fund shares on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds.

     Each Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

     The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.

     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                          HOW TO REDEEM SHARES

GENERAL


     You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. To maximize the each Fund's ability to track its Index, you are urged to transmit your redemption requests so that they may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your redemption request to be effective. Each Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed where the redemption occurs within the initial six-month period following the opening of a Fund account. The fee will be retained by the Fund and used primarily to offset portfolio transaction costs. It is expected that, as a result of this fee, the Fund will be able to track its Index more closely. No redemption fee will be charged upon the redemption of shares purchased through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation or through accounts established by Service Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in accordance with the procedures described below, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER7 AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUNDS WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

     Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.


PROCEDURES


     You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which the certificates have been issued, are not eligible for the Wire Redemption or Telephone Redemption Privilege.

     You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.


     REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature- guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."


     Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


     Your written redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation. The 1% redemption fee, described above, if applicable, may be charged upon such redemption (depending upon how long your Fund account has been open or the type of account from which shares are being redeemed) and your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Upon request, proceeds from the redemption of shares of the Fund by an employee benefit plan will applied to purchase shares of other funds in the Dreyfus Family of Funds on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase. No other fees currently are charged shareholders directly in connection with this procedure, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. This procedure may be modified or terminated at any time upon not less than 60 days' notice to shareholders.


WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.

TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                              SHAREHOLDER SERVICES

DREYFUS-AUTOMATIC ASSET BUILDER(registered trademark) -- Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This Privilege may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Index Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

RETIREMENT PLANS -- Each Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                           SHAREHOLDER SERVICES PLAN

     Each Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Each Fund will automatically reinvest dividends and distributions from securities gains, if any, in additional Fund shares at net asset value or, at your option, pay them in cash. No Fund will make distributions from net realized securities gains unless its capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest them in additional Fund shares at net asset value. If applicable, the 1% redemption fee, described under "How to Redeem Shares," will be charged upon certain redemptions of shares received through the automatic reinvestment of dividends or distributions. All expenses are accrued daily and deducted before declaration of dividends to investors.

     Dividends paid by a Fund derived from net investment income and distributions from net realized short-term securities gains of the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Depending on the composition of the Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain corporate shareholders of the Fund. Distributions from net realized long-term securities gains of a Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net long-term capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

     Dividends derived from net investment income and distributions from net realized short-term securities gains paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


     Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.


     Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


     A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


     Management believes that each of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund has qualified for the fiscal year ended October 31, 1996 as a "regulated investment company" under the Code. Each of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. It is expected that each of Dreyfus Small Cap Stock Fund and Dreyfus International Stock Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


     You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.


                            PERFORMANCE INFORMATION

     For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.


     Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of a Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Fund has operated.


     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

     Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from the S&P 500 Index, S&P 400 Index, Russell 2000(registered trademark) Index, EAFE Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. A Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS AND INFLATION (SBBI), 1982, updated annually in the SBBI YEARBOOK, Ibbotson Associates, Chicago. A Fund also may cite in its advertisements the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then-current or past economic or financial conditions, developments or events.

                              GENERAL INFORMATION

     Each of Dreyfus S&P 500 Index Fund, Dreyfus Small Cap Stock Fund and Dreyfus International Stock Fund are series of Dreyfus Index Funds, Inc. (the "Company"). The Company was incorporated under Maryland law on October 6, 1989, and commenced operations on January 2, 1990. Before July 1, 1997, the Company's name was Peoples Index Fund, Inc. and it operated under the name Dreyfus S&P 500 Index Fund. The Company is authorized to issue 600 million shares of Common Stock (with 200 million shares allocated to each series), par value $.001 per share. Dreyfus MidCap Index Fund is a separate open-end, management investment company incorporated under Maryland law on June 6, 1991, which commenced operations on June 19, 1991. On November 13, 1995, Dreyfus MidCap Index Fund, which is incorporated under the name Peoples S&P MidCap Index Fund, Inc., began operating under its current name. Dreyfus MidCap Index Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of accountants. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. To date, the Board of the Company has authorized the creation of three series of shares. All consideration received by the Company for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

     Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. The Funds' Boards have considered this factor in approving the use of this single combined Prospectus.


     The Transfer Agent maintains a record of your ownership and sends you confirmation statements of account.

     Shareholder inquiries may be made by writing to the Fund at l44 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free l-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.


     Neither Dreyfus S&P 500 Index Fund nor Dreyfus MidCap Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of Dreyfus S&P 500 Index Fund or Dreyfus MidCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or S&P 400 Index to track general stock market performance. S&P's only relationship to such Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index or S&P 400 Index which are determined, composed and calculated by S&P without regard to Dreyfus S&P 500 Index Fund or Dreyfus MidCap Index Fund. S&P has no obligation to take the needs of Dreyfus S&P 500 Index Fund or Dreyfus MidCap Index Fund or the owners of such Funds into consideration in determining, composing or calculating the S&P 500 Index or S&P 400 Index, respectively. S&P is not responsible for and has not participated in the calculation of Dreyfus S&P 500 Index Fund's or Dreyfus MidCap Index Fund's net asset value, nor is S&P a distributor of either Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of Dreyfus S&P 500 Index Fund or Dreyfus MidCap Index Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DREYFUS S&P 500 INDEX FUND OR DREYFUS MIDCAP INDEX FUND, OWNERS OF SUCH FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX
INVESTMENT TECHNIQUES


BORROWING MONEY -- Each of Dreyfus Small Cap Stock Fund and Dreyfus International Stock Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow an amount up to 33-1/3% of the value of its total assets. Each of Dreyfus Small Cap Stock Fund and Dreyfus International Stock Fund currently intends to, and each of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

FOREIGN CURRENCY TRANSACTIONS -- (Dreyfus International Stock Fund only) Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on Dreyfus' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

USE OF DERIVATIVES -- Each Fund may invest in the types of Derivatives enumerated under "Description of the Funds -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

     Although none of the Funds will be a commodity pool, certain Derivatives subject each Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. A Fund may not invest in futures contracts if the amount of initial margin deposits with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.

     LENDING PORTFOLIO SECURITIES -- Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (30% with respect to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund) of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN A FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. AS TO EACH FUND, THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               DREYFUS INDEX FUNDS
                           DREYFUS S&P 500 INDEX FUND
                            DREYFUS MIDCAP INDEX FUND
                          DREYFUS SMALL CAP STOCK FUND
                        DREYFUS INTERNATIONAL STOCK FUND
                                 COMBINED PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                  JUNE 30, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of the funds named above (each, a "Fund" and, collectively, the "Funds"), dated June 30, 1997, as it may be revised from time to time. Dreyfus S&P 500 Index Fund, Dreyfus Small Cap Stock Fund and Dreyfus International Stock Fund are series of Dreyfus Index Funds, Inc. (the "Company"), an open-end management investment company, and Dreyfus MidCap Index Fund is a separate open-end, management investment company. To obtain a copy of the Funds' Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


     Call Toll Free 1-800-645-6561
     In New York City -- Call 1-718-895-1206
     Outside the U.S. and Canada -- Call 516-794-5452


     The Dreyfus Corporation ("Dreyfus") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.


                                TABLE OF CONTENTS

                                                                        PAGE


Investment Objective and Management Policies.............................B-2
Management of the Funds..................................................B-9
Management Agreements....................................................B-14
Shareholder Services Plan................................................B-17
Purchase of Shares.......................................................B-18
Redemption of Shares.....................................................B-18
Shareholder Services.....................................................B-20
Determination of Net Asset Value.........................................B-21
Dividends, Distributions and Taxes.......................................B-21
Portfolio Transactions...................................................B-23
Performance Information..................................................B-23
Information About the Funds..............................................B-24
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors.......................................B-24
Appendix.................................................................B-26
Financial Statements.....................................................B-27
Report of Independent Auditors...........................................B-40

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE FUNDS' PROSPECTUS ENTITLED "DESCRIPTION OF THE FUNDS" AND "APPENDIX."


OTHER PORTFOLIO SECURITIES


     MONEY MARKET INSTRUMENTS. Each Fund may invest, in the circumstances described under "Description of the Funds Management Policies" in the Funds' Prospectus, in the following types of money market instruments.


U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.


REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

BANK OBLIGATIONS. Each Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by Dreyfus to be of comparable quality to those rated obligations which may be purchased by the Fund.


MANAGEMENT POLICIES


     LENDING PORTFOLIO SECURITIES. In connection with its securities lending transactions, each Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.


     DERIVATIVES. Each Fund may invest in Derivatives (as defined in the Funds' Prospectus) in anticipation of taking a market position when, in the opinion of Dreyfus, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Funds to invest than "traditional" securities would.


     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


     Engaging in futures transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the ability of Dreyfus to predict correctly movements in the direction of the relevant market and to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

     Each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Dreyfus International Stock Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.



 INVESTMENT RESTRICTIONS


     DREYFUS S&P 500 INDEX FUND. The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Dreyfus S&P 500 Index Fund may not:


     1. Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     2. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     3. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.


     4. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, affiliates of Dreyfus) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.


     5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     6. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     7. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     9. Purchase, sell or write puts, calls or combinations thereof.

     10. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's 500 Composite Stock Price Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, Dreyfus S&P 500 Index Fund may not (i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns) or (iv) purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.


                                      * * *


     DREYFUS MIDCAP INDEX FUND. The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Dreyfus MidCap Index Fund may not:

     1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets

     2. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     3. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     4. Purchase, hold or deal in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

     6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     7. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     8. Act as an underwriter of securities of other issuers. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     10. Purchase, sell or write puts, calls or combinations thereof.

     11. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's MidCap 400 Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, Dreyfus MidCap Index Fund may not (i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), or (iii) sell securities short, but reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns).


                                      * * *


     DREYFUS SMALL CAP STOCK FUND AND DREYFUS INTERNATIONAL STOCK FUND. Each of these Funds has adopted investment restrictions numbered 1 through 8 below as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Dreyfus Small Cap Stock Fund nor Dreyfus International Stock Fund may:

     1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange commission and the Company's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the Fund's benchmark Index as described in the Prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3 and 9 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.


                                      * * *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


     A Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of its shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of the Fund's shares in the state involved.


                             MANAGEMENT OF THE FUNDS

     Board members and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

BOARD MEMBERS OF THE FUNDS

* JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, Dreyfus S&P 500 Index Fund's and Dreyfus MidCap Index Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10016.


*DAVID P. FELDMAN, BOARD MEMBER. Corporate Vice President-Investment Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 57 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JOHN M. FRASER, JR., BOARD MEMBER. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.

EHUD HOUMINER, BOARD MEMBER. Since July 1991, Professor and
     Executive-in-Residence at the Columbia Business School, Columbia University. Since January 1996, principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a Director of Avnet Inc. He is 55 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.

DAVID J. MAHONEY, BOARD MEMBER. President of David Mahoney Ventures since 1983.
     From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of National Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems, Inc. He is 72 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

GLORIA MESSINGER, BOARD MEMBER. From 1981 to 1993, Managing Director and Chief
     Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 66 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.

JACK R. MEYER, BOARD MEMBER. President and Chief Executive Officer of Harvard
     Management Company, an investment management company, since September 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 51 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, BOARD MEMBER. Director Emeritus of Photography at The Museum of
     Modern Art. Consultant in Photography. He is 71 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.

ANNE WEXLER, BOARD MEMBER. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 66 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.


     For so long as the plan described in the section captioned "Shareholder Services Plan" remains in effect with respect to a Fund, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     Each of the Company and Dreyfus MidCap Index Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company and Dreyfus MidCap Index Fund for the fiscal year ended October 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:



                                                                          Total Compensation
                              Aggregate                                   From Funds and
Name of Board                 Compensation From                           Fund Complex
MEMBER                        FUNDS*                                      PAID TO BOARD MEMBER


                                               Dreyfus MidCap
                              COMPANY          INDEX FUND


Joseph S. DiMartino           $6,250           $6,250                    $517,075 (94)

David P. Feldman              $5,000           $5,000                    $122,257 (27)

John M. Fraser, Jr.**         $1,171           $1,171                    $ 73,563 (12)

Ehud Houminer**               $  671           $  671                    $ 48,769 (12)

David J. Mahoney**            $  671           $  671                    $ 40,312 (14)

Gloria Messinger**            $1,171           $1,171                    $ 11,444 (4)

Jack R. Meyer                 $4,500           $4,500                    $ 18,868 (4)

John Szarkowski               $5,000           $5,000                    $ 21,377 (4)

Anne Wexler                   $4,500           $4,500                    $ 62,034 (16)
----------------------------
*   Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,339 and $1,026 for all Board members as a group for the Company and Dreyfus MidCap Index Fund, respectively.

**  Elected to the Board by shareholders on July 26, 1996.

OFFICERS OF THE FUNDS


MARIE E. CONNOLLY, PRESIDENT AND TREASURER. President, Chief Executive Officer and a director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.

JOHN E. PELLETIER, VICE PRESIDENT AND SECRETARY. Senior Vice President, General
     Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


ELIZABETH A. KEELEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 27 years old.


DOUGLAS C. CONROY, VICE PRESIDENT AND ASSISTANT SECRETARY. Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

RICHARD W. INGRAM, VICE PRESIDENT AND ASSISTANT SECRETARY. Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.

MARK A. KARPE, VICE PRESIDENT AND ASSISTANT SECRETARY. Senior Paralegal of the
     Distributor and an officer of other investment companies advised or administered by Dreyfus. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.

MARY A. NELSON, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

JOSEPH F. TOWER, III, VICE PRESIDENT AND ASSISTANT TREASURER. Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

MICHAEL S. PETRUCELLI, VICE PRESIDENT AND ASSISTANT TREASURER. Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He is 35 years old.


     The address of each officer is 200 Park Avenue, New York, New York 10166.

     Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on April 7, 1997.

     The following persons are known to own of record 5% or more of Dreyfus S&P 500 Index Fund's voting securities outstanding on April 7, 1997: Wachovia Bank of NC, TTEE, Duke Power Company Stock Purchase Savings Program, 301 N. Main Street, Winston Salem, North Carolina 27150--5.1%; The Dreyfus Trust Company, as Trustee for FDC Incentive Savings Plan, 1 Cabot Road #028-0031, Medford, Massachusetts 02155-5141--10.6%; Charles Schwab & Company, Inc., 101 Montgomery Street, Los Angeles, California 94104--20.0%; Nationwide Qualified Plans, P.O. Box 182029, Columbus, Ohio 43218-2029--20.2%.

     The following persons are known to own of record 5% or more of Dreyfus MidCap Index Fund's voting securities outstanding on April 7, 1997: Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, California 94104--21.5%; Mellon Bank, N.A., P.O. Box 3198, Pittsburgh, Pennsylvania 15230-3198--5.7%.


                              MANAGEMENT AGREEMENTS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS."

     MANAGEMENT AGREEMENTS. Dreyfus provides management services pursuant to separate Management Agreements (the "Management Agreement") dated November 13, 1995, amended as of _________, 1997, with the Company and Dreyfus MidCap Index Fund, respectively. As to each Fund, the Management Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund at a meeting held on November 3, 1995, and was last approved by the Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on April 30, 1997. As to each Fund, the Management Agreement is terminable without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of such Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell
L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     Dreyfus manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Board. Dreyfus is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by its Board to execute purchases and sales of securities. The portfolio manager for Dreyfus Small Cap Stock Fund is Steven A. Falci and for Dreyfus International Stock Fund is Susan Ellison. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by Dreyfus. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     Dreyfus maintains office facilities on behalf of the Funds, and furnishes the Funds statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     EXPENSES. All expenses incurred in the operation of the Funds are borne by Dreyfus, except management fees, taxes, interest, brokerage fees and commissions, if any, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non-interested Board members, Shareholder Services Plan fees, and any extraordinary expenses.

     As compensation for Dreyfus' services, the Company has agreed to pay Dreyfus a monthly fee at the annual rate of .25 of 1% of the value of each of Dreyfus S&P 500 Index Fund's and Dreyfus Small Cap Stock Fund's average daily net assets and .35 of 1% of the value of Dreyfus International Stock Fund's average daily net assets, and Dreyfus MidCap Index Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .25 of 1% of the value of its average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. With respect to each Fund, Dreyfus has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members.

     Prior to January 1, 1997, the Company had agreed to pay Dreyfus a monthly management fee at the annual rate of .295 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets, and Dreyfus had agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of ____________, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets. Prior to ____________, 1997, Dreyfus MidCap Index Fund had agreed to pay Dreyfus a monthly management fee at the annual rate of .395 of 1% of the value of the Fund's average daily net assets, and Dreyfus agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of _______________, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus MidCap Index Fund's average daily net assets. For the period from November 13, 1995 (effective date of each Management Agreement) through October 31, 1996, the management fees paid to Dreyfus amounted to $1,329,105 for Dreyfus S&P 500 Index Fund and $329,970 (after Dreyfus waived receipt of $252,887) for Dreyfus MidCap Index Fund. For the period from November 13, 1995 (effective date of each index management agreement) through October 31, 1996, the index management fees paid to Mellon Equity Associates by Dreyfus amounted to $428,017 for Dreyfus S&P 500 Index Fund and $70,139 for Dreyfus MidCap Index Fund.

     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of a Fund's net assets increases.



     PRIOR AGREEMENTS. From April 4, 1990 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as Dreyfus S&P 500 Index Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, Dreyfus S&P 500 Index Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1994 and 1995 and for the period November 1, 1995 through November 13, 1995 (termination date of the prior index management agreement), the index management fees payable to WFNIA by Dreyfus S&P 500 Index Fund amounted to $274,298, $280,472 and $11,274, respectively. The index management fee was reduced by $30,232 in the fiscal year ended October 31, 1994, pursuant to an undertaking by WFNIA resulting in a net fee paid to WNFIA of $244,066 for the 1994 fiscal year.

     Prior to November 13, 1995, Dreyfus served as Dreyfus S&P 500 Index Fund's administrator pursuant to an administration agreement with the Company and not as the Company's investment adviser. As compensation for its administrative services, Dreyfus S&P 500 Index Fund agreed to pay Dreyfus a monthly fee at the annual rate of .20 of 1% of value of Dreyfus S&P 500 Index Fund's average daily net assets. For the fiscal years ended October 31, 1994 and 1995 and for the period November 1, 1995 through November 13, 1995 (termination date of the administration agreement), the administrative fees payable to Dreyfus by Dreyfus S&P 500 Index Fund amounted to $548,596, $560,944 and $22,547, respectively. The administration fee was reduced by $60,463 in the fiscal year ended October 31, 1994, pursuant to an undertaking by Dreyfus, resulting in a net administrative fee paid to Dreyfus of $488,133 for the 1994 fiscal year.

     From January 3, 1995 to November 13, 1995, World Asset Management ("World") served as Dreyfus MidCap Index Fund's index fund manager; from February 24, 1994 to January 3, 1995, World Asset Management, Inc. ("WAM") served as Dreyfus MidCap Index Fund's index fund manager; and from June 18, 1992 to February 24, 1994, Woodbridge Capital Management, Inc. ("Woodbridge" and together with World and WAM, the "prior index fund managers") served as Dreyfus MidCap Index Fund's index fund manager. Pursuant to prior index management agreements with the prior index fund managers, Dreyfus MidCap Index Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1994 and 1995, the index management fees payable to the prior index fund managers amounted to $72,970 and $98,063, respectively. However, no index management fees was paid to the prior index fund managers for the fiscal year ended October 31, 1994 pursuant to undertakings in effect, and for the fiscal year ended October 31, 1995 the fee was reduced by $39,687. For the period November 1, 1995 through November 12, 1995, no index management fee was paid to the prior index fund managers.



     Prior to November 13, 1995, Dreyfus served as Dreyfus MidCap Index Fund's administrator pursuant to an administration agreement with the Fund and not as the Fund's investment adviser. As compensation for its administrative services, Dreyfus MidCap Index Fund agreed to pay Dreyfus a monthly fee at the annual rate of .30 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1994 and 1995, and for the period November 1, 1995 through November 12, 1995, the administrative fees payable to Dreyfus amounted to $218,911, $294,190 and $0, respectively. No administrative fees were paid to Dreyfus for the fiscal years ended October 31, 1994 and 1995, pursuant to undertakings in effect.



                            SHAREHOLDER SERVICES PLAN


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "SHAREHOLDER SERVICES PLAN."

     Each Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund pays the Distributor for the provision of certain services to the Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents"), in respect of these services.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved at a meeting held on April 30, 1997. As to each Fund, the Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan.

     For the fiscal year ended October 31, 1996, $851,214 and $182,056 was charged to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund, respectively, under prior Shareholder Services Plans (the "Prior Plans") which were terminated as of December 31, 1996 with respect to Dreyfus S&P 500 Index Fund and as of ________, 1997 with respect to Dreyfus MidCap Index Fund. Pursuant to the Prior Plans, each Fund reimbursed Dreyfus Service Corporation for certain allocated expenses of providing personal services relating to shareholder accounts.



                               PURCHASE OF SHARES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "HOW TO BUY SHARES."

     THE DISTRIBUTOR. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.



                              REDEMPTION OF SHARES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "HOW TO REDEEM SHARES."

     WIRE REDEMPTION PRIVILEGE. By using this Privilege, the investor authorizes Dreyfus Transfer, Inc. (the "Transfer Agent"), each Fund's transfer and dividend disbursing agent, to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                                      Transfer Agent's
 TRANSMITTAL CODE                                     ANSWER BACK SIGN

    144295                                            144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


     REDEMPTION COMMITMENT. Each Fund has committed to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.



                              SHAREHOLDER SERVICES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "SHAREHOLDER SERVICES."

     CORPORATE PENSION, PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. Each Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800- 645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1- 800-322-7880.


     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY WHICH ACTS AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                        DETERMINATION OF NET ASSET VALUE


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "HOW TO BUY SHARES."

     VALUATION OF PORTFOLIO SECURITIES. Each Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board. With respect to Dreyfus International Stock Fund, assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates determined by Morgan Stanley Capital International (MSCI) in the calculation of their Europe, Australia and Far East (Free) Index. This officially quoted daily exchange rate may be determined by MSCI prior to or after the close of a particular foreign securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.


     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."

     TAXATION OF THE FUNDS. Management believes that each of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund qualified for the fiscal year ended October 31, 1996 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that each of Dreyfus Small Cap Stock Fund and Dreyfus International Stock Fund will qualify as a regulated investment company under the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


     Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256.

     As such, all or a portion of any short or long-term capital gain from certain "straddle" and conversion transactions may be recharacterized to ordinary income. If a Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain or ordinary income.

     SHAREHOLDER TAXATION. Depending on the composition of a Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the Fund held by them with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on the investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.



                             PORTFOLIO TRANSACTIONS


     Dreyfus assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     Consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through Dreyfus or its affiliates, including Dreyfus Investment Services Corporation. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Dreyfus or its affiliates are reasonable and fair. To date, no brokerage commissions have been paid to Dreyfus or its affiliates.

     For its portfolio securities transactions for the fiscal years ended October 31, 1994, 1995 and 1996, Dreyfus S&P 500 Index Fund paid total brokerage commissions of $111,012, $22,591 and $67,672, respectively, and Dreyfus MidCap Index Fund paid total brokerage commissions of $24,979, $58,043 and $70,701, respectively; no brokerage commissions were paid to the Distributor. There were no spreads or concessions on principal transactions in fiscal 1994, 1995 and 1996.



                             PERFORMANCE INFORMATION


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "PERFORMANCE INFORMATION."

     No performance information is available for Dreyfus Small Cap Stock Fund or Dreyfus International Stock Fund which had not commenced operations.

     Dreyfus S&P 500 Index Fund's average annual total return for the 1, 5 and
6.83 year periods ended October 31, 1996 was 23.41%, 15.02% and 13.13%, respectively. Dreyfus MidCap Index Fund's average annual total return for the 1, 5 and 5.370 year periods ended October 31, 1996 was 16.65%, 14.01% and 14.91%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Dreyfus S&P 500 Index Fund's total return for the period January 2, 1990 (commencement of operations) to October 31, 1996 was 132.29%. Dreyfus MidCap Index Fund's total return for the period June 19, 1991 (commencement of operations) to October 31, 1996 was 110.95%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analysis supporting such ratings.


                           INFORMATION ABOUT THE FUNDS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "GENERAL INFORMATION."


     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.


     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accounts and the election of Board members from the separate voting requirements of the Rule.

     Each Fund will send annual and semi-annual financial statements to all its shareholders.


     TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through October 31, 1996, Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund paid the Transfer Agent $70,303 and $15,002, respectively. Effective as of ___________, 1997, Dreyfus agreed to pay the Funds' transfer agency fees.

     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, One Boston Place, Boston, Massachusetts 02108, acts as the custodian of each Fund's investments. Under a custody agreement, the Custodian holds each Fund's portfolio securities and keeps all necessary accounts and records. Effective as of _____________, 1997, Dreyfus agreed to pay the Funds' custody fees.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

     _______________________________________ ________________, independent accountants, have been selected as auditors of the Company.

     ____________________________ ______________, independent auditors, have been selected as auditors of Dreyfus MidCap Index Fund.

                                    APPENDIX

     Description of S&P A-1 Commercial Paper Ratings:

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Description of Moody's Prime-1 Commercial Paper Ratings:

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1996

    Shares             Common Stocks--93.6%                       Value
   --------                                                    ------------
                       Basic Industries--5.5%
     11,500            Air Products & Chemicals.............   $    690,000
     13,500            Alco Standard .......................        626,062
      3,800            Armstrong World Industries...........        253,650
      5,400            Avery Dennison.......................        355,725
      3,100            Ball.................................         74,787
      5,400            Bemis................................        189,000
      5,000            Boise Cascade........................        155,000
      2,900            Centex...............................         87,365
      9,900            Champion International...............        430,650
     13,300            Crown Cork & Seal....................        638,400
     25,400            Dow Chemical.........................      1,974,850
     58,100            duPont (E.I.) de Nemours.............      5,388,775
      8,100            Eastman Chemical.....................        427,275
      3,800(a)         FMC..................................        279,775
      8,700            Fluor................................        569,850
      9,500            Georgia Pacific......................        712,500
      5,600            Goodrich (B.F.)......................        237,300
      9,300            Grace (W.R.).........................        492,900
      6,600            Great Lakes Chemical.................        344,025
     11,100            Hercules.............................        528,637
     31,000            International Paper..................      1,325,250
      8,800            James River .........................        277,200
     29,200            Kimberly-Clark.......................      2,722,900
     11,200            Louisiana Pacific ...................        233,800
      5,400            Mead.................................        306,450
     43,400            Minnesota Mining &
                         Manufacturing......................      3,325,525
     60,700            Monsanto.............................      2,405,237
     14,700            Morton International.................        578,812
      7,000            Nalco Chemical.......................        254,625
     33,400            Occidental Petroleum.................        818,300
     19,300            PPG Industries.......................      1,100,100
      3,000            Potlach .............................        128,250
     16,100            Praxair..............................        712,425
      6,700            Rohm & Haas .........................        478,210
      8,900            Sherwin-Williams ....................        446,112
      5,200            Sigma-Aldrich........................        305,500
     10,300            Stone Container......................        157,075
      5,700            Temple-Inland........................        292,125
      7,100            Union Camp ..........................        346,125
     13,400            Union Carbide........................        571,175
     10,500            Westvaco ............................        299,250
     20,500            Weyerhaeuser.........................        940,440
      5,700            Willamette Industries ...............        384,750
                                                               ------------
                                                                 32,866,162
                                                               ------------
                       Capital Goods--21.0%
     22,700            AMP..................................        768,962
     14,000(a)         Advanced Micro Devices...............        248,500
      4,700            Alexander & Alexander Services.......         71,675
     17,954            Allegheny Teledyne...................        383,766
     29,300            AlliedSignal.........................   $  1,919,150
     12,500(a)         Amdahl...............................        128,125
     17,700            American Brands......................        845,175
      6,200(a)         Andrew...............................        302,250
     12,900            Apple Computer.......................        296,700
     18,600(a)         Applied Materials....................        491,737
      4,700            Autodesk.............................        107,512
     30,000            Automatic Data Processing............      1,248,750
     19,500            Bay Networks.........................        394,875
     36,100            Boeing...............................      3,443,037
      3,000            Briggs & Stratton....................        120,000
     22,000            Browning-Ferris Industries...........        577,500
     27,900            COMPAQ Computer......................      1,942,537
      7,800(a)         Cabletron Systems....................        486,525
      7,500            Case.................................        348,750
     20,000            Caterpillar..........................      1,372,500
      7,100(a)         Ceridian.............................        352,337
      4,100            Cincinnati Milacron..................         78,412
     67,000(a)         Cisco Systems........................      4,145,625
     37,700            Computer Associates..................
                         International......................      2,229,012
      7,800(a)         Computer Sciences....................        579,150
     11,200            Cooper Industries....................        450,800
      3,100            Crane................................        144,150
     38,200(a)         CUC International....................        935,900
      4,100            Cummins Engine.......................        170,662
     12,100            DSC Communications...................        167,887
      4,100(a)         Data General.........................         60,987
     26,700            Deere & Co...........................      1,114,725
      9,300            Dell Computer........................        756,787
      8,500            Deluxe Corp..........................        277,312
      16,100(a)        Digital Equipment....................        474,950
      11,800           Dover................................        606,225
      10,000           Dow Jones & Co.......................        330,000
      18,500           Dresser Industries...................        608,187
      17,600           Dun & Bradstreet.....................      1,018,600
      4,900            EG&G.................................         86,362
      24,000(a)        EMC..................................        630,000
      8,000            Eaton................................        478,000
      23,200           Emerson Electric.....................      2,064,800
      23,200           First Data...........................      1,850,200
      4,200            Foster Wheeler.......................        172,200
      6,500            General Dynamics.....................        446,062
      170,900          General Electric.....................     16,534,579
      5,200            General Signal.......................        211,900
      12,500           Genuine Parts........................        546,875
      3,600            Giddings & Lewis.....................         42,300
      5,300            Grainger (W.W.)......................        392,862
      10,700           H&R Block............................        264,825
      4,900            Harnischfeger Industries.............        196,000

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
---------------------------------------------------------------
Statement of Investments (continued)           October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------

                       Capital Goods (continued)
      4,000            Harris...............................   $    250,500
    105,800            Hewlett-Packard......................      4,668,425
     13,100            Honeywell............................        813,837
     12,700            Illinois Tool Works..................        892,175
     11,300            Ingersoll-Rand.......................        470,362
     54,600            International Business Machines......      7,043,400
     85,100            Intel................................      9,350,362
      4,900(a)         Intergraph...........................         45,937
      8,400            Interpublic Group Cos................        407,400
      4,300            Johnson Controls.....................        313,900
     13,400(a)         LSI Logic............................        355,100
     32,400            Laidlaw, Cl. B.......................        380,700
     20,700            Lockheed Martin......................      1,855,237
     65,925            Lucent Technologies..................      3,098,480
      7,700            Mallinckrodt Group...................        334,950
      7,500            Marsh & McLennan.....................        780,937
      5,700            McDermott International..............        101,175
     22,300            McDonnell Douglas....................      1,215,350
     21,600            Micron Technology....................        548,100
     61,900(a)         Microsoft............................      8,495,780
     61,300            Motorola.............................      2,819,800
     14,300(a)         National Semiconductor...............        275,275
      4,900            National Service Industries..........        169,050
     26,700            Northern Telecommunications..........      1,738,837
      6,000            Northrop Grumman.....................        484,500
     36,500(a)         Novell...............................        337,625
     67,700(a)         Oracle...............................      2,864,560
      5,300(a)         Owens-Corning........................        205,375
     11,900            Pall.................................        304,937
      7,700            Parker-Hannifin......................        291,637
      4,500            Perkin-Elmer.........................        241,312
     15,400            Pitney Bowes.........................        860,475
      4,600            Raychem..............................        359,375
     24,500            Raytheon.............................      1,206,625
     22,600            Rockwell International...............      1,243,000
      8,400            Ryder System.........................        249,900
      6,000            Safety-Kleen.........................         93,750
      7,900            Scientific-Atlanta...................        114,550
     10,900            Seagate Technology...................        727,575
     24,400            Service Corp. International..........        695,400
      2,400            Shared Medical Systems...............        115,800
     17,800(a)         Silicon Graphics.....................        329,300
      6,300            Snap-On..............................        202,387
      9,213            Stanley Works........................        260,267
     19,100(a)         Sun Microsystems.....................      1,165,100
     12,200(a)         Tandem Computers.....................        154,025
      3,400            Tektronix............................        133,025
      9,200(a)         Tellabs..............................        783,150
     19,600            Texas Instruments....................        943,250
      8,400            Textron..............................        745,500
      4,200            Thomas & Betts.......................   $    177,975
      3,300            Timken...............................        147,262
     17,500(a)         3COM.................................      1,183,437
      2,906            TRINOVA..............................         95,534
      6,700            TRW..................................        606,350
     15,800            Tyco International...................        784,075
     17,900(a)         Unisys...............................        111,875
     12,600            United Technologies..................      1,622,250
     50,800            WMX Technologies.....................      1,746,250
     43,600            Westinghouse Electric................        746,650
     33,600            Xerox................................      1,558,200
                                                               ------------
                                                                124,234,026
                                                               ------------
                       Consumer Cyclical--11.5%
     26,100            Albertson's..........................        897,187
      7,700            American Greetings, Cl. A............        225,706
     15,100            American Stores......................        624,762
      5,300(a)         Bally Entertainment..................        159,662
      9,100            Black & Decker.......................        340,112
     10,200            Brunswick............................        239,700
     10,700(a)         Charming Shoppes.....................         49,487
     75,400            Chrysler.............................      2,535,330
     10,100            Circuit City Stores..................        330,775
     24,200            Comcast, Cl. A.......................        356,950
      8,700            Cooper Tire and Rubber...............        170,737
     10,500            Dana Corp............................        311,062
     16,300            Darden Restaurants...................        136,512
     22,400            Dayton Hudson........................        775,600
     11,700            Dillard Department Stores, Cl. A.....        371,475
     70,200            Disney (Walt)........................      4,624,425
     15,900            Donnelley (R.R.) & Sons..............        482,962
      6,400            Echlin...............................        208,800
     21,500(a)         Federated Department Stores..........        709,500
      3,700            Fleetwood Enterprises................        124,875
      3,900            Fleming Cos..........................         67,762
    122,400            Ford Motor...........................      3,825,000
      7,900(a)         Fruit of the Loom, Cl. A.............        287,362
     14,600            Gannett..............................      1,107,775
     29,700            Gap..................................        861,300
     14,200(a)         General Instrument...................        285,775
     78,200            General Motors.......................      4,213,025
      6,200            Giant Food, Cl. A....................        209,250
     16,100            Goodyear Tire & Rubber...............        738,587
      4,000            Great Atlantic & Pacific.............        120,000
     12,800            HFS..................................        937,600
      7,600            Harcourt General.....................        378,100
      3,200            Harland (John H.)....................         99,600
     10,700(a)         Harrah's Entertainment...............        179,225
      8,900            Hasbro...............................        345,987
     20,200            Hilton Hotel.........................        613,575


Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
-----------------------------------------------------------------------
Statement of Investments (continued)      October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------
                       Consumer Cyclical (continued)
     49,601            Home Depot...........................   $  2,715,654
     12,100            ITT..................................        508,200
     12,200            ITT Industries.......................        283,650
      4,000            Jostens..............................         86,000
     50,300            K mart...............................        490,425
      3,900(a)         King World Productions...............        140,400
      9,900            Knight-Ridder........................        370,012
     13,000(a)         Kroger...............................        580,125
     28,000            Limited..............................        514,500
      7,600            Liz Claiborne........................        321,100
      2,100            Longs Drug Stores....................         94,237
     17,800            Lowes................................        718,675
      2,506            Luby's Cafeterias....................         52,626
     13,200            Marriott International...............        750,750
     16,600            Masco................................        520,825
     28,300            Mattel...............................        817,162
     25,900            May Department Stores................      1,227,012
     10,500            Maytag...............................        208,687
     72,400            McDonald's...........................      3,212,750
     10,300            McGraw-Hill Cos......................        482,812
     10,900            Melville.............................        406,025
      3,800            Mercantile Stores....................        188,575
      2,800            Meredith.............................        140,700
     10,300            Moore................................        208,575
        900            NACCO Industries, Cl. A..............         41,625
     29,600            NIKE, Cl. B..........................      1,742,700
      7,800(a)         Navistar International...............         72,150
     10,100            New York Times, Cl. A................        364,862
      8,400            Nordstrom............................        302,925
      4,000            PACCAR...............................        223,000
     23,300            Penney (J.C.)........................      1,223,250
      6,400            Pep Boys-Manny, Moe & Jack...........        224,000
     20,300(a)         Price/Costco.........................        403,462
      5,800            Reebok International.................        207,350
      8,700            Rite Aid.............................        295,800
      4,000            Russell..............................        113,500
      5,300(a)         Ryan's Family Steak House............         39,087
     40,500            Sears, Roebuck & Co..................      1,959,187
      5,000(a)         Shoney's.............................         36,875
      2,100            Springs Industries...................         94,762
      5,100            Stride Rite..........................         42,075
      7,000            Supervalu............................        208,250
     18,800            Sysco................................        639,200
      7,500            TJX Cos..............................        300,000
      6,200            Tandy................................        233,275
     67,600(a)         Tele-Communications, Cl. A...........        840,775
     58,900            Time Warner..........................      2,194,030
     10,700            Times Mirror, Cl. A..................        494,875
     28,300(a)         Toys R Us............................        958,662
      6,300            Tribune..............................        515,025
     49,000            US West Media Group..................   $    765,625
      6,600            V.F..................................        431,475
     36,900(a)         Viacom, Cl. B........................      1,203,862
    237,400            Wal-Mart Stores......................      6,320,780
     25,500            Walgreen.............................        962,625
     13,300            Wendy's International................        274,312
      7,700            Whirlpool............................        363,825
     15,700            Winn-Dixie Stores....................        523,987
     13,800(a)         Woolworth............................        289,800
                                                               ------------
                                                                 67,892,012
                                                               ------------
                       Consumer Staples--12.2%
      2,900            Alberto-Culver, Cl. B................        132,675
     51,300            Anheuser-Busch Cos...................      1,975,050
     56,470            Archer Daniels Midland...............      1,228,222
     13,768            Avon Products........................        746,914
      7,100            Brown-Forman, Cl. B..................        307,075
     15,000            CPC International....................      1,183,125
     24,300            Campbell Soup........................      1,944,000
      5,300            Clorox...............................        578,362
    258,000            Coca-Cola............................     13,029,000
     15,200            Colgate-Palmolive....................      1,398,400
     25,200            ConAgra..............................      1,256,850
      3,900            Coors (Adolph), Cl. B................         76,050
     34,900            Eastman Kodak........................      2,783,275
      6,700            Ecolab...............................        244,550
     16,500            General Mills........................        942,562
     46,100            Gillette.............................      3,445,975
     38,300            Heinz (H.J.).........................      1,359,650
     15,900            Hershey Foods........................        769,162
     11,500            International Flavors &
                         Fragrances.........................        475,812
    137,900            Johnson & Johnson....................      6,791,575
     21,900            Kellogg..............................      1,390,650
     16,400            Newell...............................        465,350
    162,100            PepsiCo..............................      4,802,212
     84,700            Philip Morris Cos....................      7,845,337
      8,500            Pioneer Hi-Bred International........        570,562
      4,700            Polaroid.............................        190,937
     71,000            Procter & Gamble.....................      7,029,000
     14,000            Quaker Oats..........................        497,000
     11,000            Ralston-Ralston Purina Group.........        727,375
     15,500            Rubbermaid...........................        360,375
     50,200            Sara Lee.............................      1,782,100
     38,800            Seagram..............................      1,469,550
      6,400            Tupperware...........................        328,800
     19,500            UST..................................        563,062
     16,600            Unilever, N.V........................      2,537,730
     10,900            Whitman..............................        264,325
     12,000            Wrigley, (Wm) Jr.....................        723,000
                                                               ------------
                                                                 72,215,649
                                                               ------------

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
------------------------------------------------------------------
Statement of Investments (continued)      October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------

                       Energy--9.4%
      9,600            Amerada Hess.........................   $    531,600
     51,500            Amoco................................      3,901,125
      6,700            Ashland..............................        284,750
     16,600            Atlantic Richfield...................      2,199,500
     15,000            Baker Hughes.........................        534,375
     13,000            Burlington Resources.................        654,875
     67,600            Chevron..............................      4,444,700
     10,900            Coastal..............................        468,700
      5,700            Columbia Gas System..................        346,275
      9,800            Consolidated Natural Gas.............        520,625
      2,100            Eastern Enterprises..................         80,850
     26,300            Enron................................      1,222,950
      7,100            Enserch..............................        152,650
    128,500            Exxon................................     11,388,312
     12,900            Halliburton..........................        730,462
      2,600            Helmerich & Payne....................        140,725
      5,100            Kerr-McGee...........................        320,025
      3,500            Louisiana Land & Exploration.........        199,062
     40,800            Mobil................................      4,763,400
      5,200            Nicor................................        181,350
     14,200            Noram Energy.........................        218,325
      2,800            Oneok................................         75,250
     10,800(a)         Oryx Energy..........................        207,900
      8,800            Pacific Enterprises..................        270,600
     15,600            Panenergy............................        600,600
      4,800            Pennzoil.............................        244,800
      3,600            Peoples Energy.......................        126,900
     27,200            Phillips Petroleum...................      1,115,200
      8,800(a)         Rowan Cos............................        196,900
     55,500            Royal Dutch Petroleum................      9,178,312
      9,400(a)         Santa Fe Energy Resources............        133,950
     25,400            Schlumberger.........................      2,517,775
      8,900            Sonat................................        438,325
      7,700            Sun Company..........................        172,287
     17,700            Tenneco..............................        876,150
     27,400            Texaco...............................      2,784,525
     29,800            USX-Marathon Group...................        651,875
     25,810            Union Pacific Resources Group........        709,775
     25,700            Unocal...............................        941,265
      5,500(a)         Western Atlas........................        381,562
     10,900            Williams Cos.........................        569,525
                                                               ------------
                                                                 55,478,112
                                                               ------------
                       Health Care--8.7%
      8,700(a)         ALZA.................................        225,112
     80,800            Abbott Laboratories..................      4,090,500
      6,800            Allergan.............................        207,400
     65,800            American Home Products...............      4,030,250
     27,400(a)         Amgen................................      1,679,962
      5,900            Bard (C.R.)..........................        166,675
      5,900            Bausch & Lomb........................        199,125
     28,200            Baxter International.................   $  1,173,825
     12,900            Becton, Dickinson & Co...............        561,150
     10,300(a)         Beverly Enterprises..................        127,462
     12,000(a)         Biomet...............................        193,500
     18,300(a)         Boston Scientific....................        995,062
     51,900            Bristol-Myers Squibb.................      5,488,425
     69,450            Columbia/HCA Healthcare..............      2,482,837
     23,800            Corning..............................        922,250
     16,800(a)         Humana...............................        306,600
     56,600            Lilly (Eli)..........................      3,990,300
      6,500            Manor Care...........................        255,125
     24,800            Medtronic............................      1,596,500
    125,900            Merck & Co...........................      9,332,337
      4,500            Millipore............................        157,500
     66,500            Pfizer...............................      5,502,875
     52,600            Pharmacia & Upjohn...................      1,893,600
     38,300            Schering-Plough......................      2,451,200
      8,500(a)         St. Jude Medical.....................        335,750
     22,400(a)         Tenet Healthcare.....................        467,600
      6,500            U.S. Surgical........................        272,187
     19,000            United Healthcare....................        719,625
     28,100            Warner-Lambert.......................      1,787,866
                                                               ------------
                                                                 51,612,600
                                                               ------------
                       Interest Sensitive--13.8%
     15,579            Aetna................................      1,041,845
     11,100            Ahmanson (H.F.) & Co.................        348,262
     46,000            Allstate.............................      2,581,750
     49,100            American Express.....................      2,307,700
     21,200            American General.....................        789,700
     48,600            American International Group.........      5,279,175
     11,200            Aon..................................        646,800
     45,100            Banc One.............................      1,911,112
     39,900            Bank of New York.....................      1,321,687
     37,300            BankAmerica..........................      3,412,950
     15,800            Bank of Boston.......................      1,011,200
      8,300            Bankers Trust New York...............        701,350
     20,000            Barnett Banks........................        762,500
      5,600            Beneficial...........................        327,600
     16,200            Boatmens Bancshares..................        984,150
      7,900            CIGNA................................      1,030,950
     45,200            Chase Manhattan......................      3,875,900
     18,000            Chubb................................        900,000
     49,800            Citicorp.............................      4,930,200
     11,900            Comerica.............................        632,187
     23,000            CoreStates Financial.................      1,118,375
     17,000            Dean Witter, Discover & Co...........      1,000,875
    113,000            Federal National Mortgage
                         Association........................      4,421,125
     18,500            Federal Home Loan Mortgage...........      1,868,500
     10,900            Fifth Third Bancorp..................        682,612

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
------------------------------------------------------------------
Statement of Investments (continued)      October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------

                       Interest Sensitive (continued)
     14,600            First Bank Systems...................   $    963,600
     32,800            First Chicago NBD....................      1,672,800
     28,500            First Union..........................      2,073,375
     27,200            Fleet Financial Group................      1,356,600
      8,500            General Re...........................      1,251,625
      6,000            Golden West Financial................        389,250
     14,200            Great Western Financial..............        397,600
     14,200            Green Tree Financial.................        562,675
     10,000            Household International..............        885,000
     12,100            ITT Hartford.........................        762,300
      7,400            Jefferson Pilot......................        420,875
      4,000            Kaufman & Broad Home.................         48,000
     23,800            Keycorp..............................      1,109,675
     10,800            Lincoln National.....................        523,800
     11,900            Loews................................        983,237
     23,100            MBNA.................................        872,025
      6,100            MGIC Investment......................        418,612
     13,500            Mellon Bank..........................        879,187
     17,500            Merrill Lynch & Co...................      1,229,375
     19,300            Morgan (J.P.) & Co...................      1,667,037
     15,700            Morgan Stanley Group.................        788,925
     23,000            National City........................        997,625
     30,100            NationsBank..........................      2,836,925
     38,400            Norwest..............................      1,684,800
     35,300            PNC Bank.............................      1,279,625
      9,700            Providian............................        455,900
      2,600            Pulte................................         68,900
      5,700            Republic New York....................        434,625
     13,000            Safeco...............................        490,750
     10,900            Salomon..............................        491,862
      8,700            St. Paul Cos.........................        473,062
     23,100            SunTrust Banks.......................      1,077,037
      7,400            Torchmark............................        357,975
      6,800            Transamerica.........................        515,950
     49,700            Travelers Group......................      2,696,225
      7,600            UNUM.................................        477,850
     12,200            USF&G................................        231,800
      3,600            USLife...............................        112,500
     16,000            U.S. Bancorp.........................        640,000
     17,300            Wachovia.............................        929,875
      9,700            Wells Fargo..........................      2,591,119
                                                               ------------
                                                                 81,988,483
                                                               ------------
                       Mining and Metals--1.4%
     11,000(a)         ARMCO................................         41,250
      4,400            ASARCO...............................        115,500
     23,400            Alcan Aluminium......................        769,275
     18,000            Aluminum Co. of America..............      1,055,250
     37,000            Barrick Gold.........................        966,625
     23,300            Battle Mountain Gold.................        177,662
     11,500(a)         Bethlehem Steel......................         93,437
      9,600            Cyprus Amax Minerals.................   $    217,200
     14,400            Echo Bay Mines.......................        112,500
     14,900            Engelhard............................        271,925
     20,200            Freeport-McMoRan Copper,
                         Cl. B..............................        613,575
     15,200            Homestake Mining.....................        216,600
     17,400            Inco.................................        552,450
      5,000            Inland Steel Industries..............         80,625
     10,300            Newmont Mining.......................        476,375
      9,100            Nucor................................        431,113
      6,800            Phelps Dodge.........................        427,550
     24,800            Placer Dome..........................        595,200
      6,600            Reynolds Metals......................        371,250
     13,600            Santa Fe Pacific Gold................        161,500
      8,700            USX-U.S. Steel.......................        237,075
      9,400            Worthington Industries...............        195,050
                                                               ------------
                                                                  8,178,987
                                                               ------------
                       Transportation--1.4%
      9,400(a)         AMR..................................        789,600
     15,800            Burlington Northern Santa Fe.........      1,301,525
     21,900            CSX..................................        944,437
      4,100            Caliber System.......................         69,187
      8,400            Conrail..............................        799,050
      4,600            Consolidated Freightways.............        110,400
      8,200            Delta Air Lines......................        581,175
      5,900(a)         Federal Express......................        474,950
     13,000            Norfolk Southern.....................      1,158,625
     15,000            Southwest Airlines...................        337,500
      6,600(a)         USAir Group..........................        114,675
     25,200            Union Pacific........................      1,414,350
      2,900(a)         Yellow...............................         37,882
                                                               ------------
                                                                  8,133,356
                                                               ------------
                       Utilities--8.7%
     19,600            ALLTEL...............................        597,800
    166,900            AT&T.................................      5,820,637
     51,600(a)         Airtouch Communications..............      1,348,050
     19,400            American Electric Power..............        805,100
     56,900            Ameritech............................      3,115,275
     15,300            Baltimore Gas & Electric.............        416,925
     45,300            Bell Allantic........................      2,729,325
    102,900            BellSouth............................      4,193,175
     15,700            Carolina Power & Light...............        567,166
     21,700            Central & Southwest..................        575,050
     16,300            CINergy..............................        539,937
     24,300            Consolidated Edison..................        710,775
     15,000            DTE Energy...........................        451,875
     18,400            Dominion Resources...................        694,600
     21,000            Duke Power...........................      1,026,375
     45,400            Edison International.................        896,650


Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
-----------------------------------------------------------
Statement of Investments (continued)      October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------
                       Utilities (continued)
     23,600            Entergy..............................   $    660,800
     19,000            FPL Group............................        874,000
     12,500            GPU..................................        410,937
    100,200            GTE..................................      4,220,925
     26,000            Houston Industries...................        594,750
     71,200            MCI Communications...................      1,788,900
     45,400            NYNEX................................      2,020,300
     14,900            Niagara Mohawk Power.................        126,650
      7,100            Northern States Power................        333,700
     15,800            Ohio Edison..........................        329,825
     23,000            PECO Energy..........................        580,750
     16,700            PP&L Resources.......................        390,362
     43,000            Pacific Gas & Electric...............      1,010,500
     44,300            Pacific Telesis Group................      1,506,200
     30,400            PacifiCorp...........................        642,200
     25,300            Public Service Enterprise Group......        679,937
     63,100            SBC Communications...................      3,068,237
     69,700            Southern.............................      1,542,112
     44,600            Sprint...............................      1,750,550
     23,200            Texas Utilities......................        939,600
     49,400            US West..............................      1,500,525
     22,300            UniCom...............................        579,800
     10,600            Union Electric.......................        409,425
     40,200(a)         WorldCom.............................        979,875
                                                               ------------
                                                                 51,429,575
                                                               ------------
                       TOTAL COMMON STOCKS
                         (cost $409,363,085)................   $554,028,962
                                                               ------------
                                                               ------------
    Principal          SHORT-TERM
     Amount             INVESTMENTS--6.4%                           Value
   ----------                                                    ------------
                       U.S.Treasury Bills:
  $11,809,000(b)       5.15%, 11/14/1996....................     $ 11,788,334
    4,340,000          5.11%, 11/21/1996....................        4,328,325
    5,379,000          5.06%, 12/12/1996....................        5,348,340
    3,010,000          5.22%, 1/2/1997......................        2,984,385
    5,254,000          4.89%, 1/9/1997......................        5,203,930
    6,211,000          5.36%, 1/16/1997.....................        6,145,412
    1,123,000          5.30%, 1/23/1997.....................        1,110,052
      933,000          5.34%, 1/30/1997.....................          921,300
                                                                 ------------
                       TOTAL SHORT-TERM
                         INVESTMENTS
                         (cost $37,830,467).................     $ 37,830,078
                                                                 ------------
                                                                 ------------
TOTAL INVESTMENTS
  (cost $447,193,552).................................100.0%     $591,859,040
                                                      ------     ------------
                                                      ------     ------------
LIABILITIES LESS CASH AND
  RECEIVABLES...........................................0.0%     $   (228,354)
                                                      ------     ------------
                                                      ------     ------------
NET ASSETS............................................100.0%     $591,630,686
                                                      ------     ------------
                                                      ------     ------------

Notes to Statement of Investments:
----------------------------------------------------------
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open financial future positions.

Statement of Financial Futures                     October 31, 1996

Financial Futures Purchased;
----------------------------

                                   Market Value                      Unrealized
                    Number of        Covered                        Appreciation
Issuer              Contracts      by Contracts      Expiration      at 10/31/96
------              ---------      ------------      ----------     ------------
Standard & Poor's 500  110         $39,030,750       December '96     $683,475
                                                                      --------
                                                                      --------

See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
----------------------------------------------------------------------
Statement of Assets and Liabilities                   October 31, 1996


                                                                                           Cost               Value
                                                                                        ------------       ------------
ASSETS:           Investments in securities--See Statement of Investments...........    $447,193,552       $591,859,040
                  Cash..............................................................                          1,008,677
                  Dividends receivable..............................................                            756,794
                  Receivable for futures variation margin--Note 4(a)................                            374,050
                  Receivable for investment securities sold.........................                             27,863
                  Prepaid expenses..................................................                             34,179
                                                                                                           ------------
                                                                                                            594,060,603
                                                                                                           ------------
LIABILITIES:      Due to The Dreyfus Corporation and affiliates.....................                            224,874
                  Payable for Common Stock redeemed.................................                          2,057,520
                  Accrued expenses..................................................                            147,523
                                                                                                           ------------
                                                                                                              2,429,917
                                                                                                           ------------
NET ASSETS..........................................................................                       $591,630,686
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:   Paid-in capital...................................................                       $423,335,774
                  Accumulated undistributed investment income--net..................                          7,475,536
                  Accumulated net realized gain (loss) on investments...............                         15,470,413
                  Accumulated gross unrealized appreciation (depreciation)
                    on investments (including $683,475 net unrealized
                    appreciation on financial futures)--Note 4(b)...................                        145,348,963
                                                                                                           ------------
NET ASSETS..........................................................................                       $591,630,686
                                                                                                           ------------
                                                                                                           ------------
SHARES OUTSTANDING
(200 million shares of $.001 par value Common Stock authorized).....................                         26,817,475

NET ASSET VALUE, offering and redemption price per share............................                             $22.06
                                                                                                                 ------
                                                                                                                 ------



See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
------------------------------------------------------------------------------
Statement of Operations                            Year Ended October 31, 1996


INVESTMENT INCOME

INCOME:         Cash dividends (net of $60,905 foreign taxes withheld
                  at source).........................................................       $ 9,780,073
                Interest.............................................................         1,626,652
                                                                                            -----------
                      Total Income...................................................                             $11,406,725

EXPENSES:       Management fee--Note 3(a)............................................         1,362,926
                Shareholder servicing costs--Note 3(b)...............................         1,022,106
                Registration fees....................................................            90,412
                Professional fees....................................................            67,612
                Prospectus and shareholders' reports.................................            53,506
                Directors' fees and expenses--Note 3(c)..............................            33,735
                Custodian fees.......................................................             4,161
                Miscellaneous........................................................             4,520
                                                                                            -----------
                      Total Expenses.................................................                               2,638,978
                                                                                                                  -----------
INVESTMENT INCOME--NET...............................................................                               8,767,747
                                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4

                Net realized gain (loss) on investments..............................       $11,890,436
                Net realized gain (loss) on financial futures........................         6,172,657
                                                                                            -----------
                      Net Realized Gain (Loss).......................................                              18,063,093
                Net unrealized appreciation (depreciation) on investments
                  (including $710,875 net unrealized appreciation on
                  financial futures)--Note 4(b)......................................                              67,183,468
                                                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............................                              85,246,561
                                                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................                             $94,014,308
                                                                                                                  -----------
                                                                                                                  -----------



See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
----------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                       Year Ended              Year Ended
                                                                                    October 31, 1996        October 31, 1995
                                                                                    ----------------        ----------------
OPERATIONS:
  Investment income--net.................................................              $   8,767,747           $   6,157,690
  Net realized gain (loss) on investments................................                 18,063,093               4,310,640
  Net unrealized appreciation (depreciation) on investments..............                 67,183,468              54,324,576
                                                                                       -------------           -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations......                 94,014,308              64,792,906
                                                                                       -------------           -------------
DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:................................................                 (6,205,887)             (6,077,935)
  Net realized gain on investments.......................................                 (4,169,581)            (19,477,910)
                                                                                       -------------           -------------
    Total Dividends......................................................                (10,375,468)            (25,555,845)
                                                                                       -------------           -------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from shares sold:.........................................                307,525,173             142,531,859
  Dividends reinvested...................................................                  9,406,794              22,101,817
  Cost of shares redeemed................................................               (145,087,307)           (112,925,618)
                                                                                       -------------           -------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions....                171,844,660              51,708,058
                                                                                       -------------           -------------
      Total Increase (Decrease) in Net Assets............................                255,483,500              90,945,119

NET ASSETS:
  Beginning of Period....................................................                336,147,186             245,202,067
                                                                                       -------------           -------------
  End of Period..........................................................               $591,630,686            $336,147,186
                                                                                       -------------           -------------
                                                                                       -------------           -------------
Undistributed investment income--net.....................................              $   7,475,536           $   4,913,676
                                                                                       -------------           -------------

CAPITAL SHARE TRANSACTIONS:                                                               Shares                   Shares
                                                                                       -------------           -------------

  Shares sold:...........................................................                 15,194,675               8,633,225
  Shares issued for dividends reinvested.................................                    496,663               1,546,663
  Shares redeemed........................................................                 (7,162,184)             (6,829,736)
                                                                                       -------------           -------------
    Net Increase (Decrease) in Shares Outstanding........................                  8,529,154               3,350,152
                                                                                       -------------           -------------
                                                                                       -------------           -------------

See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.--See Note 1
-------------------------------------------------------------------------------
Financial Highlights

      Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                 Year Ended October 31,
                                                                 -----------------------------------------------------
PER SHARE DATA:                                                   1996        1995        1994        1993       1992
                                                                 -----       ------      ------      ------     ------
  Net asset value, beginning of period....................       $18.38      $16.41      $16.88      $15.16     $14.16
                                                                 ------      ------      ------      ------     ------
  Investment Operations:

  Investment income--net...................................         .33         .36         .39         .30        .41
  Net realized and unrealized gain (loss)
    on investments.........................................        3.89        3.36         .11        1.86        .97
                                                                 ------      ------      ------      ------     ------
  Total from Investment Operations.........................        4.22        3.72         .50        2.16       1.38
                                                                 ------      ------      ------      ------     ------
  Distributions:

  Dividends from investment income--net....................        (.32)       (.42)       (.31)       (.40)      (.38)
  Dividends from net realized gain on investments..........        (.22)      (1.33)       (.66)       (.04)        --
                                                                 ------      ------      ------      ------     ------
  Total Distributions......................................        (.54)      (1.75)       (.97)       (.44)      (.38)
                                                                 ------      ------      ------      ------     ------
  Net asset value, end of period...........................      $22.06      $18.38      $16.41      $16.88     $15.16
                                                                 ------      ------      ------      ------     ------
                                                                 ------      ------      ------      ------     ------
TOTAL INVESTMENT RETURN....................................       23.41%      25.68%       3.14%      14.49%      9.90%

RATIOS/SUPPLEMENTAL DATA:

  Ratio of expenses to average net assets..................         .57%        .55%        .61%        .39%       --
  Ratio of net investment income
    to average net assets..................................        1.90%       2.75%       2.26%       2.36%      3.04%
  Decrease reflected in above expense ratios
    due to undertakings by WFNIA and Dreyfus...............          --          --         .03%        .14%       .65%
  Portfolio Turnover Rate..................................        5.22%       3.66%      18.81%       3.77%      3.10%
  Average commission rate paid*............................      $.0297          --          --          --         --
  Net Assets, end of period (000's Omitted)................    $591,631    $336,147    $245,202    $281,403    $92,598

---------------------
*For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

      Dreyfus S&P 500 Index Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager and Mellon Equity Associates ("Mellon Equity"), an affiliate of Dreyfus, serves as the Fund's index manager. Effective November 13, 1995, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, became the Fund's custodian. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.

      Prior to November 13, 1995, Wells Fargo Nikko Investment Advisors ("WFNIA") served as the Fund's index manager. In addition, Wells Fargo Institutional Trust Company, N.A. ("WFITC"), an affiliate of WFNIA, was the custodian of the Fund's investments. Dreyfus served as the Fund's administrator.

      Effective November 13, 1995, the Fund changed its name from "Peoples Index Fund, Inc." to "Dreyfus S&P 500 Index Fund".

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

      (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

      (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

      (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid annually. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

      (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--see Note 1
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

      The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

      (a) Effective November 13, 1995, pursuant to a Management Agreement with Dreyfus, the management fee is computed at the annual rate of .295 of 1% of the value of the Fund's average daily net assets, and is payable monthly. Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. Prior to November 13, 1995, the Fund had an Index Management Agreement with WFNIA and an Administration Agreement with Dreyfus, whereby WFNIA and Dreyfus received annual fees of .10 of 1% and .20 of 1%, respectively, of the value of the Fund's average daily net assets. The Management Agreement further provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, or Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, in the same proportion as in the agreement, the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million, and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended October 31, 1996.

      However, Dreyfus has undertaken from November 6, 1996, that if the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed
 .50 of 1% of the Fund's average daily net assets, the Fund may deduct from the management fee payable to Dreyfus to the extent of such excess.

      In addition, for the period from November 1, 1995 through November 13, 1995 WFITC earned $4,161 for custodian services provided to the Fund.

      (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1996, the Fund was charged an aggregate of $851,214 pursuant to the Shareholder Services Plan.

      Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $70,303 during the period ended October 31, 1996.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--see Note 1
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

      (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

      (d) A 1% redemption fee is charged on certain redemptions of Fund shares where the redemption occurs within the initial six-month period following the opening of the account. During the period ended October 31, 1996, redemption fees amounted to $12,975.

NOTE 4--Securities Transactions:

      (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $173,674,512 and $22,427,505, respectively.

      The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 1996 and their related unrealized market appreciation are set forth in the Statement of Financial Futures.

      (b) At October 31, 1996, accumulated net unrealized appreciation on investments and financial futures was $145,348,963, consisting of $152,453,934 gross unrealized appreciation and $7,104,971 gross unrealized depreciation.

      At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--see Note 1
--------------------------------------------------------------------

To the Shareholders and Board of Directors of Dreyfus S&P 500 Index Fund

      We have audited the accompanying statement of assets and liabilities of Dreyfus S&P 500 Index Fund (the "Fund"), including the statements of investments and financial futures, as of October 31, 1996, and the related statements of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P 500 Index Fund at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                            ________________________

New York, New York
December 13, 1996

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1996


    Shares        Common Stocks--93.4%                    Value
   -------                                            ------------
                  Basic Industries--6.8%
    14,200        Albemarle.........................  $    228,975
     6,904        Betz Laboratories.................       362,460
     9,410        Bowater...........................       332,878
    17,900        Cabot ............................       431,837
    10,089        Calgon Carbon ....................       100,890
     5,833        CalMat ...........................       108,639
     5,891        Chesapeake .......................       166,420
    23,833        Clayton Homes ....................       402,181
    11,221        Consolidated Papers ..............       562,452
    17,976        Crompton & Knowles ...............       323,568
     5,943        Dexter ...........................       184,233
    29,700        Ethyl ............................       245,025
     6,653        Ferro ............................       179,631
     3,542        Fuller (H.B.) ....................       147,878
     8,351        GenCorp ..........................       137,791
     9,179        Georgia Gulf .....................       247,833
    10,700        Glatfelter (P.H.) ................       203,300
     4,550        Granite Construction .............        87,587
    13,102        Hanna (M.A.) .....................       278,417
    23,022        IMC Global .......................       863,337
     6,421(a)     Jacobs Engineering Group .........       142,064
    11,246        Lawter International .............       132,140
     8,018        Loctite ..........................       470,055
    12,936        Longview Fibre ...................       224,763
    15,288        Lubrizol .........................       454,818
    20,038        Lyondell Petrochemical ...........       425,807
     5,700        Minerals Technologies ............       223,725
     1,917        NCH ..............................       106,872
    12,540        Olin .............................       532,950
    19,411        RPM ..............................       325,134
     7,400        Rayonier .........................       293,225
     9,425        Schulman (A.) ....................       199,103
    10,612(a)     Sealed Air .......................       412,541
    22,830        Sonoco Products ..................       607,848
     4,341        Southdown ........................       118,834
     8,700        Vulcan Materials .................       528,525
     9,213        Wausau Paper Mills ...............       177,350
     8,361        Wellman ..........................       148,407
    14,216        Witco ............................       440,696
                                                      ------------
                                                        11,560,189
                                                      ------------
                  Capital Goods--24.8%
    16,256        ADC Telecommunications ...........     1,111,504
     8,222        AMETEK ...........................       163,412
    11,182(a)     AST Research .....................        51,716
    18,209        Adobe Systems ....................       630,486
     3,487        Alaska Air Group .................        76,714
     7,561        Albany International, Cl. A ......       170,122
    10,952        Altera ...........................       679,024
    22,700(a)     America Online ...................       615,737
    23,500(a)     American Power Conversion ........       502,312

                  Capital Goods (continued)
    19,400        American Water Works .............  $    395,275
    29,120(a)     Analog Devices ...................       757,120
    12,731(a)     Arrow Electronics ................       606,313
    24,500(a)     Atmel ............................       621,687
    10,904        Avnet ............................       549,289
    12,510(a)     BMC Software .....................     1,038,330
     7,711(a)     Borland International.............        39,036
    19,505(a)     Cadence Design System ............       711,932
    11,810        Cintas ...........................       687,932
    15,928(a)     Cirrus Logic .....................       302,632
    12,559        Comdisco .........................       375,200
    10,600(a)     Compuware ........................       559,150
    12,036        Comsat ...........................       282,846
    19,918(a)     Cypress Semiconductor ............       214,118
    14,602        Danaher ..........................       596,856
    11,534        Diebold ..........................       663,205
     6,404        Donaldson ........................       187,317
     6,115        Duriron ..........................       163,576
    13,200(a)     Electronic Arts ..................       495,000
    38,310        Equifax ..........................     1,139,722
     5,484(a)     Exabyte ..........................        72,663
    11,413        Federal Signal ...................       293,884
    11,300(a)     Fiserv ...........................       433,637
     7,688        Flightsafety International .......       379,595
    10,700        GTECH Holdings ...................       315,650
     5,294        Goulds Pumps .....................       122,423
     6,273        Harsco ...........................       400,687
     8,730(a)     HealthCare COMPARE ...............       384,120
    16,480        Hubbell ..........................       673,620
    10,500        Imation ..........................       287,437
     6,909        Information Resources.............        87,226
    36,800(a)     Informix .........................       816,500
    19,400(a)     Intergrated Device Technology ....       160,050
     9,596        Kansas City Southern Industries ..       451,012
     4,144        Kaydon ...........................       168,868
     9,485        Kelly Services, Cl. A ............       265,580
     6,700        Kennametal .......................       227,800
     8,879        Keystone International ...........       159,822
     2,893        Lawson Products ..................        61,476
    18,740        Linear Technology ................       627,790
    11,900(a)     Litton Industries ................       534,012
     6,226(a)     MagneTek..........................        69,264
    20,300        Manpower .........................       576,012
    15,783        Mark IV Industries ...............       341,307
    15,100(a)     Maxim Integrated Products ........       528,500
     3,955        Measurex .........................       101,841
    17,800(a)     Medaphis .........................       157,975
    15,509(a)     Mentor Graphics ..................       131,826
     7,420        Modine Manufacturing .............       183,645
    25,213        Molex ............................       907,668
     4,568        Nordson ..........................       251,240

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1996

    Shares        Common Stocks (continued)               Value
   -------                                            ------------
                  Capital Goods (continued)
    12,680(a)     Octel Communications .............  $    201,295
    12,400        Ogden ............................       224,750
    19,350        Olsten ...........................       387,000
    19,998        Omnicom Group ....................       994,900
     8,680        PHH ..............................       258,230
    31,768(a)     Parametric Technology ............     1,552,685
    17,168        Paychex ..........................       978,576
     9,340        Pentair ..........................       235,835
    10,400        Pittston Brinks ..................       296,400
     4,677(a)     Policy Management Systems ........       168,372
     5,123        Precision Castparts ..............       239,500
    15,353(a)     Quantum ..........................       310,898
     5,449(a)     Rohr Industries ..................       100,806
     9,005(a)     Rollins ..........................       172,220
    18,621        Sensormatic Electronics ..........       304,918
     2,436(a)     Sequa, Cl. A .....................       101,703
     8,282(a)     Sequent Computer Systems .........       122,677
    13,400(a)     Solectron ........................       716,900
    14,018        Sotheby's Holdings, Cl. A ........       238,306
    18,711(a)     Sterling Commerce ................       526,247
     8,326        Stewart & Stevenson Services .....       176,927
    13,413(a)     Storage Technology ...............       571,729
     6,494(a)     Stratus Computer .................       145,303
     8,166(a)     Structural Dynamics Research .....       144,946
    15,426        Sundstrand .......................       620,896
    13,576(a)     Symantec .........................       147,639
     6,516(a)     Symbol Technologies ..............       292,405
     5,500        Tecumseh Products, Cl. A .........       309,375
     4,400        Teleflex .........................       211,750
    20,944(a)     Teradyne .........................       332,486
    35,092        Thermo Electron ..................     1,280,858
     4,571        Thiokol ..........................       191,410
    10,451        Trinity Industries ...............       361,865
    21,300        U.S. Robotics ....................     1,339,237
    32,500        USA Waste Service ................     1,040,000
     7,738        Varian Associates ................       349,177
     6,303(a)     VeriFone .........................       211,938
    24,300        Viad .............................       352,350
    15,350(a)     Vishay Intertechnology ...........       276,300
     7,182        Watts Industries, Cl. A ..........       149,924
    18,066(a)     Xilinx ...........................       591,661
    10,850        York International ...............       524,868
                                                      ------------
                                                        42,315,955
                                                      ------------
                  Consumer Cyclical--14.2%
     5,800(a)     Ann Taylor Stores ................       105,125
     5,568        Arvin Industries .................       127,368
     7,786        Banta ............................       164,479
    17,100(a)     Bed Bath & Beyond ................       431,775
    11,232        Belo (A.H.), Cl. A ...............       438,048
    10,800(a)     Best Buy .........................       176,850


                  Consumer Cyclical (continued)
    10,544        Bob Evans Farms ..................  $    131,800
    19,871(a)     Brinker International ............       337,807
     7,800(a)     Buffets...........................        86,775
    15,700(a)     Burlington Industries ............       178,587
    18,200        Callaway Golf ....................       557,375
     3,816        Carlilse Companies ...............       217,035
     7,559(a)     Chris-Craft Industries ...........       297,635
    26,073(a)     Circus Circus Enterprises ........       899,518
    11,952        Claire's Stores ..................       203,184
    13,400        Consolidated Stores ..............       517,575
    15,325        Cracker Barrel Old Country
                    Store ..........................       312,246
     4,100        Cross (A.T.), Cl. A ..............        46,637
    18,172        Dollar General ...................       504,273
     6,812        Duty Free International ..........       108,992
     4,161        Ennis Business Forms..............        45,771
    14,190        Family Dollar Stores .............       241,230
     9,500        Fastenal .........................       439,375
     8,817        Federal-Mogul ....................       197,280
    11,600        Fingerhut ........................       172,550
     4,024        Gibson Greetings..................        62,875
     5,297        Golden Books Family
                    Entertainment...................        58,929
     7,561        HON Industries ...................       264,635
     5,419        Hancock Fabrics ..................        46,061
    10,600        Hannaford Brothers ...............       319,325
    18,912        Harley-Davidson ..................       853,404
    12,170        Heilig-Meyers ....................       158,210
    22,740(a)     Home Shopping Network ............       230,242
     3,603        Houghton Mifflin .................       178,798
     8,684        Intelligent Electronics...........        77,070
    31,376        International Game Technology ....       662,818
     5,583(a)     International Dairy Queen, Cl. A..       107,472
    13,200(a)     Jones Apparel Group ..............       412,500
    18,500(a)     Kohl's ...........................       666,000
     8,348(a)     Lands' End .......................       179,482
    11,800        Lee Enterprises ..................       269,925
    22,696        Leggett & Platt ..................       678,043
    10,400(a)     Lone Star Steakhouse/Saloon ......       266,500
     6,345(a)     MacFrugals Bargains Closeouts ....       154,659
     6,600        Media General, Cl. A .............       196,350
     7,600        Meyer (Fred) .....................       266,950
     8,500(a)     Micro Warehouse ..................       195,500
     6,265        Miller (Herman) ..................       270,178
    46,150(a)     Mirage Resorts ...................     1,015,311
     1,804        National Presto Industries........        67,650
     8,900(a)     Nine West Group ..................       443,887
     5,188        OEA ..............................       195,847
    39,268        Office Depot .....................       770,634
    31,500(a)     OfficeMax ........................       425,250

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1996

    Shares        Common Stocks (continued)               Value
   -------                                            ------------
                  Consumer Cyclical (continued)
    12,000(a)     Outback Steakhouse ...............  $    278,250
    10,100        Payless ShoeSource ...............       342,137
    12,842        Promus Hotel .....................       407,733
    20,352        Reynolds & Reynolds, Cl. A .......       536,784
    11,600        Ruddick ..........................       150,800
     5,100        Sbarro ...........................       134,512
     4,000(a)     Scholastic .......................       293,000
    24,944(a)     Service Merchandise ..............       146,546
    33,932        Shaw Industreis ..................       398,701
     7,207        Standard Register ................       187,382
    41,693(a)     Staples ..........................       776,532
     7,200        Superior Industries International.       175,500
     6,248        TCA Cable TV .....................       167,134
     9,338        Tiffany & Co......................       345,506
    11,773(a)     Topps.............................        44,884
    16,237        Unifi ............................       505,376
    21,800(a)     Viking Office Products ...........       634,925
    10,915(a)     Vons .............................       604,418
     8,307(a)     Waban ............................       217,020
    11,414        Wallace Computer Services ........       335,286
    13,000        Warnaco Group, Cl. A .............       323,375
     2,769        Washington Post, Cl. B ...........       911,001
                                                      ------------
                                                        24,350,597
                                                      ------------
                  Consumer Staples--4.6%
     3,515        CPI ..............................        66,785
     4,888        Church & Dwight ..................       105,092
    31,436        Coca-Cola Enterprises ............     1,339,964
    10,077        Dean Foods .......................       292,233
    23,700        Dial .............................       325,875
    15,043        Dole Food ........................       586,677
     3,314        Dreyers Grand Ice Cream ..........        85,335
    11,216        First Brands .....................       318,254
    14,517        Flowers Industries ...............       339,334
    23,700        IBP ..............................       592,500
     4,477        International Multifoods .........        68,274
     7,433        Lancaster Colony .................       278,737
     7,545        Lance ............................       132,037
    20,336        McCormick & Co....................       490,606
     4,871        Michael Foods.....................        60,887
    17,100(a)     Revco D.S.........................       515,137
     6,581        Savannah Food & Industries .......       105,296
     7,320        Smucker (J.M.), Cl. A ............       120,780
     4,578        Stanhome .........................       121,317
     9,191        Tambrands ........................       391,766
    36,344        Tyson Foods, Cl. A................     1,072,148
     8,766        Universal ........................       238,873
     6,464        Universal Foods ..................       228,664
                                                      ------------
                                                         7,876,571
                                                      ------------

                  Energy--7.7%
    13,862        AGL Resources ....................  $    291,102
    16,100        Airgas ...........................       364,262
    14,781        Anadarko Petroleum ...............       940,441
    22,436        Apache ...........................       796,478
     9,185(a)     BJ Services ......................       412,176
    12,394        Brooklyn Union Gas ...............       359,426
     7,348        Diamond Shamrock .................       215,847
    17,200(a)     ENSCO International ..............       743,900
     8,900        El Paso Natural Gas ..............       431,650
    42,000(a)     Global Marine ....................       771,757
     5,594        Indiana Energy ...................       137,053
    14,460        MAPCO ............................       450,067
    16,780        MCN ..............................       461,450
    11,282        Murphy Oil .......................       557,048
    21,400(a)     Nabors Industries ................       355,775
     9,437        National Fuel Gas ................       351,528
    12,577        Noble Affiliates .................       547,099
     8,900        Parker & Parsley Petroleum .......       255,875
    16,337(a)     Parker Drilling ..................       138,864
     8,986        Quaker State .....................       150,515
    10,248        Questar ..........................       368,928
    24,682        Ranger Oil .......................       185,115
    15,420(a)     Seagull Energy ...................       333,457
    10,010(a)     Smith International ..............       380,380
    15,605        Tidewater ........................       682,718
    10,923        Tosco ............................       613,053
    12,900        Transocean Offshore ..............       815,925
    10,976        Valero Energy ....................       260,680
     7,565(a)     Varco International ..............       149,408
    10,860        Washington Gas Light .............       242,992
    12,841(a)     Weatherford International ........       372,389
                                                      ------------
                                                        13,137,358
                                                      ------------
                  Health Care--7.9%
     6,695(a)     Acuson ...........................       141,431
     3,534(a)     Advanced Technology
                    Labratories ....................       107,787
    12,700(a)     Apria Healthcare Group ...........       242,887
     7,112        Beckman Instruments ..............       261,366
    10,031        Bergen Brunswig, Cl.A ............       314,722
     8,926(a)     Biogen ...........................       664,987
    15,928        Cardinal Health ..................     1,250,348
    11,651        Carter-Wallace ...................       180,590
    16,897(a)     Centocor .........................       496,349
    42,380(a)     Chiron ...........................       969,442
     6,700        DENTSPLY International ...........       282,237
     4,019(a)     Datascope.........................        68,323
     3,371        Diagnostic Products ..............       100,287
    10,454(a)     FHP International ................       356,742
    11,200(a)     Forest Laboratories, Cl. A .......       431,200

Dreyfus MidCap Index Fund
-----------------------------------------------------------------------------
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
Statement of Investments (continued)                         October 31, 1996

    Shares        Common Stocks (continued)               Value
   -------                                            ------------
                  Health Care (continued)
    14,700(a)     Foundation Health ................  $    439,162
    16,858(a)     Genzyme ..........................       387,734
    38,739(a)     HealthSouth ......................     1,452,720
    11,600(a)     HealthCare & Retirement ..........       285,650
    16,400(a)     Healthsource .....................       200,900
    13,015(a)     Horizon/CMS Healthcare ...........       135,030
    30,250        IVAX Corporation .................       499,125
    30,832(a)     Laboratory Corp of America
                    Holdings .......................       104,058
    10,800        McKesson .........................       537,300
    30,498        Mylan Laboratories ...............       461,282
    14,330(a)     Nellcor ..........................       279,435
    15,048(a)     NovaCare .........................       124,146
     7,761(a)     PacifiCare Health Systems, Cl. B..       545,210
    19,300(a)     Perrigo ..........................       183,350
     5,900(a)     Scherer (R.P.) ...................       273,612
    24,250        Stryker ..........................       721,437
    13,538(a)     Value Health .....................       235,222
    17,600(a)     Vencor ...........................       521,400
     9,200(a)     Watson Pharmaceutical ............       307,050
                                                      ------------
                                                        13,562,521
                                                      ------------
                  Interest Sensitive--13.5%
    35,134        AFLAC ............................     1,409,751
    15,259        American Financial ...............       547,416
    10,285        Bancorp Hawaii ...................       407,543
    30,154        Bear Streans Companies ...........       712,388
    14,988        Central Fidelity Banks ...........       380,320
    10,957        City National ....................       191,747
    10,745        Crestar Financial ................       660,817
     7,654        Dauphin Deposit ..................       250,668
    15,883        Edwards (A.G.) ...................       474,504
    15,410        First of America Bank ............       837,918
    18,859        First Security ...................       553,983
    16,872        First Tennessee National .........       613,719
     8,406        First Virginia Banks .............       376,168
    18,400        Firstar ..........................       901,600
    20,108        Franklin Resources ...............     1,417,625
     5,096        Hartford Steam Boiler Inspection
                    & Insurance ....................       219,765
    30,600        Hibernia, Cl. A ..................       340,425
    23,191        Marshall & Iisley ................       745,010
    15,731        Mercantile Bancorporation ........       780,650
    11,934        Mercantile Bankshares ............       359,511
    14,224        Northern Trust ...................       985,012
     8,800        PMI Group ........................       502,700
    23,500        Paine Webber Group ...............       552,250
    18,087        Progressive ......................     1,243,481
    11,364        Provident ........................       421,888
    15,614        Regions Financial ................       780,700
    43,848        Schwab(Charles) ..................     1,096,200

                  Interest Sensitive (continued)
    23,395        SouthTrust .......................  $    774,959
    20,042        State Street Boston ..............     1,270,161
    23,442        Summit Bancorp ...................       958,191
    29,900        SunAmerica .......................     1,121,250
    14,300        T. Rowe Price Associaties ........       487,987
     5,725        Transatlantic Holdings ...........       412,200
     8,800        Wilmington Trust .................       332,200
                                                      ------------
                                                        23,120,707
                                                      ------------

                  Mining and Metals--.5%
    11,200(a)     Alumax ...........................       359,800
     3,929        Brush Wellman ....................        74,159
     4,144        Carpenter Technology .............       135,198
     2,968        Cleveland-Cliffs .................       121,688
     3,728        Lukens............................        51,260
     2,200(a)     MAXXAM............................        92,400
     6,368        Oregon Steel Mills ...............       101,092
                                                      ------------
                                                           935,597
                                                      ------------

                  Transportation--1.1%
     6,412        APL, Ltd..........................       141,064
     5,269        Airborne Freight..................       104,721
    11,357        Alexander & Baldwin...............       279,666
     6,700        Arnold Industries.................       106,362
     7,880        Atlantic Southeast Airlines.......       165,480
     5,073        GATX..............................       242,235
    15,411        Illinois Central, Ser. A..........       498,933
     9,500        Hunt (J.B.) Transport.............       138,937
     9,070        Overseas Shipholding Group........       154,190
                                                      ------------
                                                         1,831,588
                                                      ------------

                  Utilities--12.3%
    18,796(a)     AES...............................       824,674
     9,168        Aliant Communications.............       148,980
    30,322        Allegheny Power Systen............       905,869
    13,154        Atlantic Energy...................       231,839
     3,595        Black Hills.......................        91,672
    23,045        CMS Energy........................       728,798
    13,000(a)     Calenergy.........................       377,000
     5,620        Central Lousiana Electric.........       152,442
     8,115        Central Maine Power...............        95,351
    14,958        Century Telephone Enterprises.....       480,525
    15,234        Delmarva Power & Light............       302,775
    24,216        Florida Progress..................       808,209
    40,722        Frontier..........................     1,180,955
     7,529        Hawaiian Electric Industries......       268,220
    14,251        IPALCO Enterprises................       382,995
     9,383        Idaho Power.......................       292,045
    18,976        Illinova..........................       517,096

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1996

    Shares        Common Stocks (continued)               Value
   -------                                            ------------
                  Utilities (continued)
    15,480        Kansas City Power & Light.........  $    425,700
    16,614        LG&E Energy.......................       384,198
    25,233        MidAmerican Energy................       391,111
     7,937        Minnesota Power & Light...........       224,220
    13,715        Montana Power.....................       291,443
    11,911        Nevada Power......................       242,686
    56,300(a)     NEXTEL Communications, Cl. A......       900,800
    15,348        NIPSCO Industries.................       581,305
    16,216        New England Electric System.......       547,290
    17,888        New York State Electric & Gas.....       373,412
    31,960        Northeast Utilities...............       343,570
    10,073        Oklahoma Gas & Electric...........       394,106
    21,936        Pinnacle West Capital.............       677,274
    12,757        Portland General..................       558,118
    29,683        Potomac Electric Power............       760,626
    16,081        Public Service Company of
                    Colorado........................       594,997
    10,494        Public Service of New Mexico......       196,762
    15,990        Puget Sound Power & Light.........       353,778
    26,264        SCANA.............................       702,562
    16,383        Southern New England
                    Telecommunications..............       610,266
    10,282        Southwestern Public Service.......       349,588
    29,300        360 Communications................       662,912
    29,318        TECO Energy.......................       721,960
    15,200        Telephone & Data Systems..........       532,000
    11,700        UtiliCorp United..................       317,362
    10,357(a)     Vanguard Cellular Systems.........       171,537

                  Utilities (continued)
     7,679        WPL Holdings......................  $    215,971
    27,787        Wisconsin Energy..................       753,723
                                                      ------------
                                                        21,068,722
                                                      ------------
                  TOTAL COMMON STOCKS
                    (cost $131,303,969).............  $159,759,805
                                                      ------------
                                                      ------------

  Principal       SHORT-TERM
   Amount           INVESTMENTS--6.6%
-----------
                  U.S. Government Agency--6.3%
                  Federal Home Loan Mortgage,
$10,775,000         5.53%, 11/1/1996.                 $ 10,775,000
                                                      ------------
                  U.S. Treasury Bills--.3%
    151,000(b)    5.15%, 11/14/1996.................       150,736
    111,000       5.06%, 12/12/1996.................       110,367
    215,000(b)    5.22%, 1/2/1997...................       213,170
                                                      ------------
                                                           474,273
                                                      ------------
                  TOTAL SHORT-TERM
                    INVESTMENTS
                    (cost $11,249,304)..............  $ 11,249,273
                                                      ------------
                                                      ------------
TOTAL INVESTMENTS
  (cost $142,553,273)........................ 100.0%  $171,009,078
                                              ------  ------------
                                              ------  ------------
LIABILITIES, LESS CASH AND
  RECEIVABLES................................   --    $    (22,567)
                                              ------  ------------
                                              ------  ------------
NET ASSETS................................... 100.0%  $170,986,511
                                              ------  ------------
                                              ------  ------------

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
------------------------------------------------------------------------------
Notes to Statement of Investments:

(a) Non-income producing.

(b) Partially held by the custodian in a segregated account for open financial futures positions.

Statement of Financial Futures                           October 31, 1996
Financial Futures Purchased:
----------------------------


                                                                                  Market Value                     Unrealized
                                                                  Number of         Covered                      (Depreciation)
Issuer                                                            Contracts       by Contracts    Expiration       at 10/31/96
------                                                            ---------       ------------    ----------     --------------
Standard & Poor's MidCap 400..................................        93          $11,348,325    December '96       ($43,500)
                                                                                                                    ---------
                                                                                                                    ---------


See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1996


                                                                                                 Cost            Value
                                                                                             ------------    ------------
ASSETS:               Investments in securities--See Statement of Investments............    $142,553,273    $171,009,078
                      Cash...............................................................                         216,843
                      Dividends and interest receivable..................................                         158,447
                      Receivable for futures variation margin--Note 4(a).................                          73,664
                      Prepaid expenses...................................................                          16,009
                                                                                                             ------------
                                                                                                              171,474,041
                                                                                                             ------------

LIABILITIES:          Due to The Dreyfus Corporation and affiliates......................                          63,323
                      Payable for Common Stock redeemed..................................                         328,505
                      Accrued expenses...................................................                          95,702
                                                                                                             ------------
                                                                                                                  487,530
                                                                                                             ------------
NET ASSETS...............................................................................                    $170,986,511
                                                                                                             ------------
                                                                                                             ------------
REPRESENTED BY:       Paid-in capital....................................................                    $133,002,901
                      Accumulated undistributed investment income--net...................                       1,753,486
                      Accumulated net realized gain (loss) on investments................                       7,817,819
                      Accumulated net unrealized appreciation (depreciation)
                        on investments [including ($43,500) net unrealized
                        (depreciation) on financial futures]--Note 4(b)..................                      28,412,305
                                                                                                             ------------
NET ASSETS...............................................................................                    $170,986,511
                                                                                                             ------------
                                                                                                             ------------
SHARES OUTSTANDING
(200 million shares of $.001 par value Common Stock authorized)..........................                       8,018,623

NET ASSET VALUE, offering and redemption price per share.................................                          $21.32
                                                                                                                   ------
                                                                                                                   ------



See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1996


INVESTMENT INCOME

INCOME:            Cash dividends (net of $263 foreign taxes withheld
                     at source)....................................................          $2,245,845
                   Interest........................................................             686,199
                                                                                             ----------
                           Total Income............................................                           $ 2,932,044

EXPENSES:          Management fee--Note 3(a).......................................             582,857
                   Shareholder servicing costs--Note 3(b)..........................             245,004
                   Audit fees......................................................              45,835
                   Directors' fees and expenses--Note 3(c).........................              32,918
                   Legal fees......................................................              25,405
                   Prospectus and shareholders' reports............................              24,368
                   Registration fees...............................................              20,552
                   Miscellaneous...................................................              16,138
                                                                                             ----------
                           Total Expenses..........................................             993,077
                   Less--reduction in management fee due to
                     undertaking--Note 3(a)........................................            (252,887)
                                                                                             ----------
                           Net Expenses............................................                               740,190
                                                                                                              -----------
INVESTMENT INCOME--NET.............................................................                             2,191,854
                                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments.........................          $7,470,923
                   Net realized gain (loss) on financial futures
                     Long transactions.............................................             429,818
                                                                                             ----------
                           Net Realized Gain (Loss)................................                             7,900,741
                   Net unrealized appreciation (depreciation) on investments
                     (including $378,185 net unrealized appreciation on
                     financial futures)............................................                            11,691,375
                                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.............................                            19,592,116
                                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................                           $21,783,970
                                                                                                              -----------
                                                                                                              -----------

See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                              Year Ended          Year Ended
                                                                                           October 31, 1996     October 31, 1995
                                                                                           ----------------     ----------------
OPERATIONS:
  Investment income--net......................................................                $   2,191,854          $  1,764,765
  Net realized gain (loss) on investments.....................................                    7,900,741             5,648,773
  Net unrealized appreciation (depreciation) on investments...................                   11,691,375            11,878,944
                                                                                              -------------         -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations...........                   21,783,970            19,292,482
                                                                                              -------------         -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net......................................................                   (1,926,246)           (1,274,372)
  Net realized gain on investments............................................                   (5,586,113)           (3,413,496)
                                                                                              -------------         -------------
    Total Dividends...........................................................                   (7,512,359)           (4,687,868)
                                                                                              -------------         -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...............................................                   65,932,645            44,222,299
  Dividends reinvested........................................................                    6,623,156             4,181,647
  Cost of shares redeemed.....................................................                  (38,822,556)          (15,431,258)
                                                                                              -------------         -------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.........                   33,733,245            32,972,688
                                                                                              -------------         -------------
      Total Increase (Decrease) in Net Assets.................................                   48,004,856            47,577,302

NET ASSETS:
  Beginning of Period.........................................................                  122,981,655            75,404,353
                                                                                              -------------         -------------
  End of Period...............................................................                $ 170,986,511         $ 122,981,655
                                                                                              -------------         -------------
                                                                                              -------------         -------------
Undistributed investment income--net..........................................                $   1,753,486         $   1,487,878
                                                                                              -------------         -------------
CAPITAL SHARE TRANSACTIONS:                                                                       Shares                Shares
                                                                                              -------------         -------------
  Shares sold.................................................................                    3,243,154             2,528,662
  Shares issued for dividends reinvested......................................                      350,989               270,132
  Shares redeemed.............................................................                   (1,913,500)             (859,974)
                                                                                              -------------         -------------
    Net Increase (Decrease) in Shares Outstanding.............................                    1,680,643             1,938,820
                                                                                              -------------         -------------
                                                                                              -------------         -------------


See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
------------------------------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                        Year Ended October 31,
                                                          --------------------------------------------------
PER SHARE DATA:                                            1996       1995       1994       1993       1992
                                                          ------     ------     ------     ------     ------

  Net asset value, beginning of period..............      $19.40     $17.14     $17.63     $15.02     $13.69
                                                          ------     ------     ------     ------     ------
  Investment Operations:
  Investment income--net............................         .28        .29        .26        .30        .17
  Net realized and unrealized gain (loss)
    on investments..................................        2.81       3.00        .08       2.83       1.29
                                                          ------     ------     ------     ------     ------
  Total from Investment Operations..................        3.09       3.29        .34       3.13       1.46
                                                          ------     ------     ------     ------     ------
  Distributions:
  Dividends from investment income--net.............        (.30)      (.28)      (.27)      (.27)      (.08)
  Dividends from net realized gain on investments...        (.87)      (.75)      (.56)      (.25)      (.05)
                                                          ------     ------     ------     ------     ------
  Total Distributions...............................       (1.17)     (1.03)      (.83)      (.52)      (.13)
                                                          ------     ------     ------     ------     ------
  Net asset value, end of period....................      $21.32     $19.40     $17.14     $17.63     $15.02
                                                          ------     ------     ------     ------     ------
                                                          ------     ------     ------     ------     ------
TOTAL INVESTMENT RETURN.............................       16.65%     20.78%      1.89%     21.22%     10.69%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...........         .50%       .50%       .40%       .09%       --
  Ratio of net investment income
    to average net assets...........................        1.49%      1.80%      1.68%      1.97%      2.22%
  Decrease reflected in above expense ratios
    due to undertakings by Dreyfus..................         .17%       .35%       .43%       .77%      1.17%
  Portfolio Turnover Rate...........................       14.66%     20.46%     19.81%     16.80%     16.31%
  Average commission rate paid*.....................      $.0338        --         --         --         --
  Net Assets, end of period (000's Omitted).........    $170,987   $122,982    $75,404    $65,690    $45,989

-----------------
* For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus MidCap Index Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus") serves as the Fund's Manager and Mellon Equity Associates ("Mellon Equity"), an affiliate of Dreyfus, serves as the Fund's index manager. Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, became the Fund's custodian. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.

   Effective November 13, 1995, the Fund changed its name from "Peoples S&P MidCap Index Fund, Inc." to "Dreyfus MidCap Index Fund."

   Prior to November 13, 1995, World Asset Management, Inc. ("World") served as the Fund's index manager. In addition, Comerica Bank served as the Fund's custodian.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee, Administration Fee and Other Transactions With
Affiliates:

   (a) Effective November 13, 1995, pursuant to the provisions of a Management Agreement with Dreyfus, the management fee is computed at the annual rate of
 .395 of 1% of the value of the Fund's average daily net assets, and is payable monthly. Dreyfus has agreed to pay Mellon Equity a fee of .095 of 1% of the value of the Fund's average daily net assets. The agreements provide that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity, or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index fee respectively. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, Dreyfus has undertaken from November 1, 1995 through October 31, 1997, to reduce the management fee paid by the Fund (exclusive of certain expenses as described above), and to assume all expenses in excess of an annual rate of .50 of 1% of the value of the Fund's average daily net assets.

   Prior to November 13, 1995, the Fund had an Index Management Agreement with World and an Administration Agreement with Dreyfus whereby, World and Dreyfus received annual fees of .10 of 1 % and .30 of 1%, respectively, of the value of the Fund's average daily net assets.

   During period ended October 31, 1996, pursuant to the undertaking, Dreyfus waived $252,887 of its management fee. In addition, Mellon Equity has agreed to pay Boston Safe Deposit and Trust Company for custodian services provided to the Fund. During the period ended October 31, 1996, the Fund earned $7,076 in redemption fees.

   The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

   (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1996, the Fund was charged an aggregate of $182,052 pursuant to the Shareholder Services Plan.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


   Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services to the Fund. Such compensation amounted to $15,002 during the period from December 1, 1995 through October 31, 1996.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $49,679,192 and $19,887,964 respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1996 and their related unrealized market depreciation are set forth in the Statement of Financial Futures.

   (b) At October 31, 1996, accumulated net unrealized appreciation on investments was $28,412,305, consisting of $37,328,587 gross unrealized appreciation and $8,916,282 gross unrealized depreciation.

   At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
Report of _________________, Independent Auditors

Shareholders and Board of Directors
Dreyfus MidCap Index Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus MidCap Index Fund including the statements of investments and financial futures, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MidCap Index Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                            _________________

New York, New York
December 6, 1996

        PEOPLES S&P MIDCAP INDEX FUND, INC.


        PART C. OTHER INFORMATION
        -------------------------


Item 24.        Financial Statements and Exhibits. - List
-------         -----------------------------------------

        (a)     Financial Statements:

                        Included in Part A of the Registration Statement

          Condensed Financial Information for the period from June 19, 1991 (commencement of operations) to October 31, 1991 and for the fiscal years ended October 31, 1992, 1993, 1994, 1995 and 1996.

Included in Part B of the Registration Statement:

 Statement of Investments--October 31, 1996.

 Statement  of  Financial   Futures--October  31, 1996.

 Statement of Assets and Liabilities--October 31, 1996.

 Statement of Operations--year  ended October 31, 1996.

 Statement of Changes in Net Assets--For the fiscal years ended October 31, 1995 and 1996.

                         Notes to Financial Statements.

             Report of Independent Auditors, dated December 13, 1996.

Schedule Nos. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.        Financial Statements and Exhibits. - List (continued)
-------         -----------------------------------------------------

(b)     Exhibits:

(1)(a)  Articles of Incorporation are incorporated by reference to Exhibit (1)
(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.

(1)(b) Articles of Amendment to the Articles of Incorporation are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.

(2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.

(5) Management Agreement*

(6) Distribution Agreement*

(8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed February 26, 1997.

(9) Shareholder Services Plan*

(10) Opinion and consent of Stroock & Stroock & Lavan dated June 19, 1991 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.

(11) Consent of Independent Auditors.*



Item 24.        Financial Statements and Exhibits. - List (continued)
-------         -----------------------------------------------------

(12) Financial Data Schedule.

(16) Schedule of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.

                Other Exhibits
                --------------

(a) Powers of Attorney of the Directors and officers.*

(b) Certificate of Secretary.*

-----------------------
*  To be filed by Amendment.

Item 25.        Persons Controlled by or under Common Control with Registrant.
-------         --------------------------------------------------------------

                Not Applicable

Item 26.        Number of Holders of Securities.
-------         --------------------------------

                        (1)                    (2)

                                         Number of Record
Title of Class                          Holders as of April 7, 1997
--------------                          -------------------------------

Common Stock
(Par value $.001)                               2,353

Item 27.                Indemnification
-------                 ---------------

     The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

     Reference also is made to the Distribution Agreement to be filed by Amendment.


Item 28(a).             Business and Other Connections of Investment Adviser.
-------                 ----------------------------------------------------

     The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.          Business and Other Connections of Investment Adviser
                     (continued)
--------         -----------------------------------------------------------

                     Officers and Directors of Investment Adviser
                     --------------------------------------------

Name and Position
with Dreyfus                 Other Businesses
-----------------            ----------------

MANDELL L. BERMAN            Real estate consultant and private investor
Director                              29100 Northwestern Highway, Suite 370
                                      Southfield, Michigan 48034;
                             Past Chairman of the Board of Trustees of Skillman Foundation.
                             Member of The Board of Vintners Intl.

FRANK V. CAHOUET             Chairman of the Board, President and
Director                     Chief Executive Officer:
                                      Mellon Bank Corporation****
                                      Mellon Bank, N.A.****
                             Director:
                                      Avery Dennison Corporation
                                      150 North Orange Grove Boulevard
                                      Pasadena, California 91103;
                                      Saint-Gobain Corporation
                                      750 East Swedesford Road
                                      Valley Forge, Pennsylvania 19482;
                                      Teledyne, Inc.
                                      1901 Avenue of the Stars
                                      Los Angeles, California 90067

BURTON C. BORGELT            None
Director

W. KEITH SMITH               Chairman and Chief Executive Officer:
Chairman of the Board                 The Boston Company*****
                             Vice Chairman of the Board:
                                      Mellon Bank Corporation****
                                      Mellon Bank, N.A.****
                             Director:
                                      Dentsply International, Inc.
                                      570 West College Avenue
                                      York, Pennsylvania 17405


CHRISTOPHER M. CONDRON       Vice Chairman:
President, Chief Executive            Mellon Bank Corporation****
Officer, Chief Operating              The Boston Company*****
Officer and Director         Deputy Director:
                                      Mellon Trust****
                             Chief Executive Officer:
                                      The Boston Company Asset Management,
                                      Inc.*****
                             President:
                                      Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER            Former Chairman and Chief Executive Officer:
Vice Chairman and                     Kleinwort Benson Investment Management
Chief Investment Officer,                      Americas Inc.*
and a Director               Director:
                                      The Dreyfus Trust Company++

LAWRENCE S. KASH             Chairman, President and Chief
Vice Chairman-Distribution   Executive Officer:
and a Director                        The Boston Company Advisors, Inc.
                                      53 State Street
                                      Exchange Place
                                      Boston, Massachusetts 02109
                             Executive Vice President and Director:
                                      Dreyfus Service Organization, Inc.***;
                             Director:
                                      The Dreyfus Consumer Credit Corporation*;
                                      The Dreyfus Trust Company++;
                                      Dreyfus Service Corporation*;
                             President:
                                      The Boston Company*****
                                      Laurel Capital Advisors****
                                      Boston Group Holdings, Inc.
                             Executive Vice President:
                                      Mellon Bank, N.A.****
                                      Boston Safe Deposit & Trust Company*****

MARK N. JACOBS,              Vice President, Secretary and Director:
Vice President-                       Lion Management, Inc.*;
General Counsel              Secretary:
and Secretary                         The Dreyfus Consumer Credit Corporation*;
                                      Dreyfus Management, Inc.*;
                             Assistant Secretary:
                                      Dreyfus Service Organization, Inc.***;
                                      Major Trading Corporation*;
                                      The Truepenny Corporation*


PATRICE M. KOZLOWSKI         None
Vice President-
Corporate Communications

MARY BETH LEIBIG             None
Vice President-
Human Resources


JEFFREY N. NACHMAN           President and Director:
Vice President-Mutual Fund            Dreyfus Transfer, Inc.
Accounting                            One American Express Plaza
                                      Providence, Rhode Island 02903

ANDREW S. WASSER             Vice President:
Vice President-Information            Mellon Bank Corporation****
Services

ELVIRA OSLAPAS               Assistant Secretary:
Assistant Secretary                   Dreyfus Service Corporation*;
                                      Dreyfus Management, Inc.*;
                                      Dreyfus Acquisition Corporation, Inc.*;
                                      The Truepenny Corporation+

--------------------------------------

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Item 29.          Principal Underwriters
--------  ----------------------

         (a)  Other  investment  companies  for  which  Registrant's   principal
underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)      Comstock Partners Funds, Inc.
           2)      Dreyfus A Bonds Plus, Inc.
           3)      Dreyfus Appreciation Fund, Inc.
           4)      Dreyfus Asset Allocation Fund, Inc.
           5)      Dreyfus Balanced Fund, Inc.
           6)      Dreyfus BASIC GNMA Fund
           7)      Dreyfus BASIC Money Market Fund, Inc.
           8)      Dreyfus BASIC Municipal Fund, Inc.
           9)      Dreyfus BASIC U.S. Government Money Market Fund
          10)      Dreyfus California Intermediate Municipal Bond Fund
          11)      Dreyfus California Tax Exempt Bond Fund, Inc.
          12)      Dreyfus California Tax Exempt Money Market Fund
          13)      Dreyfus Cash Management
          14)      Dreyfus Cash Management Plus, Inc.
          15)      Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)      Dreyfus Florida Intermediate Municipal Bond Fund
          18)      Dreyfus Florida Municipal Money Market Fund
          19)      The Dreyfus Fund Incorporated
          20)      Dreyfus Global Bond Fund, Inc.
          21)      Dreyfus Global Growth Fund
          22)      Dreyfus GNMA Fund, Inc.
          23)      Dreyfus Government Cash Management
          24)      Dreyfus Growth and Income Fund, Inc.
          25)      Dreyfus Growth and Value Funds, Inc.
          26)      Dreyfus Growth Opportunity Fund, Inc.
          27)      Dreyfus Income Funds
          28)      Dreyfus Institutional Money Market Fund
          29)      Dreyfus Institutional Short Term Treasury Fund
          30)      Dreyfus Insured Municipal Bond Fund, Inc.
          31)      Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)      Dreyfus International Funds, Inc.
          33)      The Dreyfus/Laurel Funds, Inc.
          34)      The Dreyfus/Laurel Funds Trust
          35)      The Dreyfus/Laurel Tax-Free Municipal Funds
          36)      Dreyfus Stock Index Fund, Inc.
          37)      Dreyfus LifeTime Portfolios, Inc.
          38)      Dreyfus Liquid Assets, Inc.
          39)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)      Dreyfus Massachusetts Municipal Money Market Fund
          41)      Dreyfus Massachusetts Tax Exempt Bond Fund
          42)      Dreyfus MidCap Index Fund
          43)      Dreyfus Money Market Instruments, Inc.
          44)      Dreyfus Municipal Bond Fund, Inc.
          45)      Dreyfus Municipal Cash Management Plus
          46)      Dreyfus Municipal Money Market Fund, Inc.
          47)      Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)      Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)      Dreyfus New Leaders Fund, Inc.
          51)      Dreyfus New York Insured Tax Exempt Bond Fund
          52)      Dreyfus New York Municipal Cash Management
          53)      Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)      Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)      Dreyfus New York Tax Exempt Money Market Fund
          56)      Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)      Dreyfus 100% U.S. Treasury Long Term Fund
          58)      Dreyfus 100% U.S. Treasury Money Market Fund
          59)      Dreyfus 100% U.S. Treasury Short Term Fund
          60)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)      Dreyfus Pennsylvania Municipal Money Market Fund
          62)      Dreyfus Short-Intermediate Government Fund
          63)      Dreyfus Short-Intermediate Municipal Bond Fund
          64)      Dreyfus Investment Grade Bond Funds, Inc.
          65)      The Dreyfus Socially Responsible Growth Fund, Inc.
          66)      Dreyfus Tax Exempt Cash Management
          67)      The Dreyfus Third Century Fund, Inc.
          68)      Dreyfus Treasury Cash Management
          69)      Dreyfus Treasury Prime Cash Management
          70)      Dreyfus Variable Investment Fund
          71)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
          72)      General California Municipal Bond Fund, Inc.
          73)      General California Municipal Money Market Fund
          74)      General Government Securities Money Market Fund, Inc.
          75)      General Money Market Fund, Inc.
          76)      General Municipal Bond Fund, Inc.
          77)      General Municipal Money Market Fund, Inc.
          78)      General New York Municipal Bond Fund, Inc.
          79)      General New York Municipal Money Market Fund
          80)      Dreyfus Premier Insured Municipal Bond Fund
          81)      Dreyfus Premier California Municipal Bond Fund
          82)      Dreyfus Premier Equity Funds, Inc.
          83)      Dreyfus Premier Global Investing, Inc.
          84)      Dreyfus Premier GNMA Fund
          85)      Dreyfus Premier Worldwide Growth Fund, Inc.
          86)      Dreyfus Premier Municipal Bond Fund
          87)      Dreyfus Premier New York Municipal Bond Fund
          88)      Dreyfus Premier State Municipal Bond Fund
          89)      Dreyfus Premier Strategic Growth Fund
          90)      Dreyfus Premier Value Fund

(b)
Name and principal        Positions and offices with      Positions and offices
business address          the Distributor                 with Registrant
------------------       ---------------------------      ---------------------

Marie E. Connolly+       Director, President, Chief          President and
                         Executive Officer and Compliance    Treasurer

Joseph F. Tower, III+    Senior Vice President, Treasurer    Vice President and
                         and Chief Financial Officer         Assistant Tresurer

John E. Pelletier+       Senior Vice President, General      Vice President
                         Counsel, Secretary and Clerk        and Secretary

Roy M. Moura+            First Vice President                None

Dale F. Lampe+           Vice President                      None

Mary A. Nelson+          Vice President                      Vice President and
                                                             Assistant Tresurer

Paul Prescott+           Vice President                      None

Elizabeth A. Kelley++    Assistant Vice President            Vice President and
                                                             Assistant Secretary

Jean M. O'Leary+         Assistant Secretary and             None
                         Assistant Clerk

Joan W. Gomez+           Director                            None

William J. Nutt+         Director                            None

----------------------
+    Principal business address is One Exchange Place, Boston Massachusetts
     02109.

++   Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.       Location of Accounts and Records
               --------------------------------

               1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                    P.O. box 9671
                    Providence, Rhode Island 02940-9671

               2.   Boston Safe Deposit and Trust Company
                    One Boston Place
                    Boston, Massachusetts 02108

               3.   Dreyfus Transfer, Inc.
                    One American Express Plaza
                    Providence, Rhode Island 02903

               4.   The Dreyfus Corporation
                    200 Park Avenue
                    New York, New York 10166


Item 31.       Manangement Services
               --------------------

Item 32.       Undertakings
               ------------

               (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

               (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 30th day of April, 1997.

                                PEOPLES S&P MIDCAP INDEX FUND, INC.
                                (d/b/a/ DREYFUS MIDCAP INDEX FUND)


                           BY:      /s/ Marie E. Connolly*
                              Marie, E. Connolly, PRESIDENT


          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                  Title                            Date
--------------------------     ------------------------------     ----------


/s/Marie E. Connolly*           President and Treasurer (Principal   4/30/97
___________________________     Executive, Financial and Accounting
Marie E. Connolly               Officer)

/s/David P. Feldman*            Director                             4/30/97
---------------------------
David P. Feldman

/s/John M Fraser, Jr.*          Director                             4/30/97
---------------------------
John M Fraser, Jr.

/s/Joseph S. DiMartino*         Chairman of the Board                4/30/97
---------------------------
Joseph S. DiMartino

/s/Ehud Houminer*               Director                             4/30/97
---------------------------
Ehud Houminer

/s/David J. Mahoney*            Director                             4/30/97
---------------------------
David J. Mahoney

/s/Gloria Messinger*            Director                             4/30/97
---------------------------
Gloria Messinger

/s/Jack R. Meyer*               Director                             4/30/97
-----------------------------
Jack R. Meyer

/s/John Szarkowski*             Director                             4/30/97
-----------------------------
John Szarkowski

/s/Anne Wexler*                 Director                             4/30/97
-----------------------------
Anne Wexler


*BY:     /s/ Elizabeth A. Keeley
         --------------------------
         Elizabeth A. Keeley,
         Attorney-in-Fact